UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under §240.14a-12

ALPHATEC HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

April 29, 2013

Dear Stockholder,

We cordially invite you to attend our 2013 Annual Meeting of Stockholders to be held at 2:00 p.m., Pacific Time, on June 17, 2013 at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about us that you should consider when you vote your shares.

When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

Leslie H. Cross
Chairman and Chief Executive Officer

ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

April 29, 2013

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TIME: 2:00 p.m., PT

DATE: Monday, June 17, 2013

PLACE: Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008

NOTICE IS HEREBY GIVEN that the annual meeting of Alphatec Holdings, Inc. will be held on June 17, 2013 (the “Annual Meeting”), for the following purposes:

1.	To elect nine directors to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation;

2.	To approve an amendment to the Alphatec Holdings, Inc. Amended and Restated 2005 Employee, Director and Consultant Stock Plan to increase the number of shares authorized for issuance;

3.	To approve an amendment to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan to increase the number of shares authorized for issuance;

4.	To ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

5.	To approve by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement; and

6.	To transact such other business as may be properly presented at the Annual Meeting.

Only the stockholders of record of our common stock as of the close of business on April 23, 2013 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A total of 96,683,174 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

For the ten-day period immediately prior to the Annual Meeting, the list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008 for such purposes that are set forth in the General Corporation Law of the State of Delaware.

At least a majority of all issued and outstanding shares of common stock entitled to vote at a meeting is required to constitute a quorum. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience. In the event you are able to attend the meeting, you may revoke your proxy and vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS

Ebun S. Garner, Esq.
General Counsel, Senior Vice President and Secretary

ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of 2013 Annual Meeting of Stockholders, contains information about the 2013 annual meeting of stockholders of Alphatec Holdings, Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 2:00 p.m., Pacific Time, on Monday, June 17, 2013, at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008.

In this proxy statement, we refer to Alphatec Holdings, Inc. as “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.

On or about May 10, 2013, we will send this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Although not part of this proxy statement, we are also sending along with this proxy statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Annual Report”), which includes our financial statements for the fiscal year ended December 31, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 17, 2013.

This proxy statement and annual report to security holders are available for viewing, printing and downloading at https://materials.proxyvote.com/02081G. To view these materials, please have your 12-digit control number(s) available that appears on your proxy card.

Additionally, you can find a copy of our Annual Report on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Financial Information” section of the “Investor Relations” section of our website at www.alphatecspine.com. You may also obtain a printed copy of our Annual Report, free of charge, by sending a written request to: Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008, Attention: Michael O’Neill, Chief Financial Officer, Vice President and Treasurer. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Why is the Company Soliciting My Proxy?

The Board of Directors of Alphatec Holdings, Inc. is soliciting your proxy to vote at the Annual Meeting to be held at our corporate headquarters, on June 17, 2013, at 2:00 p.m., Pacific Time, and any adjournments of the meeting. The proxy statement along with the accompanying Notice of 2013 Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know in order to vote at the Annual Meeting.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 23, 2013 are entitled to vote at the Annual Meeting. On this record date, there were 96,683,174 shares of Alphatec Holdings, Inc. common stock outstanding and entitled to vote. Alphatec Holdings, Inc. common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering a signed statement of revocation to us at 5818 El Camino Real, Carlsbad, CA 92008, Attention: Ebun S. Garner, Esq., General Counsel, Senior Vice President and Secretary or Michael O’Neill, Chief Financial Officer and Treasurer. The proxy may also be revoked by submitting to us prior to the Annual Meeting a more recently dated proxy or by attending the Annual Meeting and voting in person.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare, Inc. (“Computershare”), 480 Washington Ave., Jersey City, NJ 07310, or you have stock certificates, you may vote:

•

By mail. Complete and mail the enclosed proxy card, a copy of which is attached hereto as Appendix A, in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendation of our Board of Directors.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you will receive instructions from the holder of record as to how to vote your shares which you must follow in order for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through certain banks and brokers. If you would like to vote in person at the meeting contact the broker or other nominee who holds your shares to obtain a legal proxy or broker’s proxy card and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the approval of an amendment to the Alphatec Holdings, Inc. Amended and Restated 2005 Employee, Director and Consultant Stock Plan to increase the number of shares authorized for issuance;

•	“FOR” the approval of an amendment to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan to increase the number of shares authorized for issuance;

•	“FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2013; and

•	“FOR” the compensation of our named executive officers set forth in this proxy statement.

If any other matter is presented at the Annual Meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•

notifying us at 5818 El Camino Real, Carlsbad, CA 92008, Attention: Ebun S. Garner, Esq., General Counsel, Senior Vice President and Secretary, in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Your most-current proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee only has the authority to vote your unvoted shares on Proposal 4 if it does not receive instructions from you. Therefore, we encourage you to provide voting instructions. This ensures your shares will be voted at the meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting.

Your bank, broker or other nominee no longer has the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it felt appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on Proposals 2, 3 and 5 of this proxy statement. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote with respect to the election of directors, the amendment to the stock plan, the amendment to the employee stock purchase plan or the advisory vote on the compensation of our named executive officers (Proposals 1, 2, 3 and 5), no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Amendment of the Stock Plan	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve the amendment to the 2005 Amended and Restated Employee, Director and Consultant Stock Plan. Abstentions have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. If the amendment is not approved by our stockholders, it will not become effective.

Proposal 3: Amendment of the Employee Stock Purchase Plan	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve the amendment to the 2007 Employee Stock Purchase Plan. Abstentions have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. If the amendment is not approved by our stockholders, it will not become effective.

Proposal 4: Ratify Selection of Auditors	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the selection of independent auditors. Abstentions have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2013, the Audit Committee of our Board of Directors will reconsider its selection.

Proposal 5: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Nominating, Governance and Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Computershare, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting and we will publish preliminary, or final results if available, by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 2:00 p.m. Pacific Time, on Monday, June 17, 2013 at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008. When you arrive at our headquarters, signs will direct you to the appropriate meeting room. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 1-866-265-1875.

If you do not wish to participate in “householding” and would like to receive your own set of the annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another Alphatec Holdings, Inc. shareholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

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If your shares of Alphatec Holdings, Inc. common stock are registered in your own name, please contact our transfer agent, Computershare, and inform them of your request by calling them at 1-866-265-1875 or writing them at 480 Washington Ave., Jersey City, NJ 07310.

•

If a broker or other nominee holds your shares of Alphatec Holdings, Inc. common stock, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 25, 2013 for (a) each of our named executive officers listed in the Summary Compensation Table, (b) each of our directors, all of which are director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 96,683,174 shares of common stock outstanding on April 25, 2013. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, California 92008.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Outstanding Common Stock
Directors and Named Executive Officers
Leslie H. Cross(2)	536,632	*
Mortimer Berkowitz III(3)	31,811,438	32.9%
John H. Foster(4)	31,969,038	33.7%
R. Ian Molson(5)	355,176	*
Stephen E. O’Neil(6)	118,743	*
James R. Glynn(7)	84,606	*
Rohit M. Desai(8)	69,606	*
Siri S. Marshall(9)	62,106	*
Luke T. Faulstick	27,273	*
Michael O’Neill(10)	222,334	*
Thomas McLeer	200,000	*
William Patrick Ryan	150,834	*
Mitsuo Asai(11)	227,812	*
Dirk Kuyper(12)	593,878	*
All current executive officers and directors as a group (14 persons) (13)	35,412,855	36.3%

Five Percent Stockholders
HealthpointCapital Partners, L.P.(14) 505 Park Avenue, 12th Floor New York, NY 10022	10,777,173	11.1%

HealthpointCapital Partners, II L.P.(15) 505 Park Avenue, 12th Floor New York, NY 10022	21,010,565	21.7%

Paradigm Capital Management, Inc.(16) 9 Elk Street Albany, NY12207	6,525,700	6.5%

*	Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)	Beneficial ownership is determined in accordance with the rules promulgated by the Securities and Exchange Commission and includes sole or shared voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of April 25, 2013, pursuant to the exercise of stock options or any other right are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)	Includes 141,667 shares issuable pursuant to options that are or will become vested within 60 days of April 25, 2013.

(3)	Includes 10,777,173 shares held by HealthpointCapital Partners, L.P. and 21,010,565 shares held by HealthpointCapital Partners II, L.P. Mr. Berkowitz is a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. and he is a managing member of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P., and therefore Mr. Berkowitz may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P. Mr. Berkowitz disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. Also includes 11,200 shares owned by Mr. Berkowitz’s spouse.

(4)	Includes 10,777,173 shares held by HealthpointCapital Partners, L.P. and 21,010,565 shares held by HealthpointCapital Partners II, L.P. Mr. Foster is a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. and he is a managing member of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P., and therefore Mr. Foster may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P. and HealthpointCapital Partners II, L.P. Mr. Foster disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. Also includes 30,400 shares held by John H. Foster, trustee u/w/o of Virginia C. Foster. Mr. Foster is a trustee and the principal beneficiary of such trust.

(5)	Includes 199,988 shares held by the Swiftsure Trust. Mr. Molson controls Nantel Investment, Ltd., which is the beneficiary of the Swiftsure Trust. Mr. Molson disclaims beneficial ownership of the shares held by the Swiftsure Trust except to his proportionate pecuniary interest in such shares. Also, includes 52,979 shares of common stock issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013.

(6)	Includes shares beneficially owned by Mr. O’Neil’s spouse. Also includes 35,834 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013.

(7)	Includes 43,334 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013.

(8)	Includes 43,334 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013.

(9)	Includes 35,834 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013.

(10)	Includes 124,999 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013.

(11)	Includes 127,812 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013.

(12)	Mr. Kuyper is the Company’s former President and Chief Executive Officer and former President, Global Commercial Operations. Includes 63,878 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013.

(13)	Includes 724,046 shares issuable pursuant to the exercise of options that are or will become vested within 60 days of April 25, 2013. Includes 10,777,173 shares held by HealthpointCapital Partners, L.P., and 21,010,565 shares held by HealthpointCapital Partners II, L.P. See also footnotes (3) and (4) above.

(14)

Includes shares held by HealthpointCapital Partners, L.P. Messrs. Berkowitz and Foster are managing members of HGP, LLC, which is the general partner of HealthpointCapital Partners, L.P. Each of Messrs. Berkowitz and Foster and HGP, LLC may be deemed to beneficially own the shares held by HealthpointCapital Partners, L.P., but disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest in such shares. Based on Amendment No. 4 to Schedule 13D filed jointly by

HealthpointCapital Partners, L.P., HGP, LLC, HealthpointCapital Partners II, L.P., HCPII Co-Invest Vehicle II, L.P., HGP II, LLC, Mortimer Berkowitz III and John H. Foster on March 19, 2012 and the Form 4 filed by HealthpointCapital Partners L.P. on November 30, 2012.

(15)	Includes shares held by HealthpointCapital Partners, II L.P. Messrs. Berkowitz and Foster are managing members of HGP II, LLC, which is the general partner of HealthpointCapital Partners II, L.P. Each of Messrs. Berkowitz and Foster and HGP II, LLC may be deemed to beneficially own the shares held by HealthpointCapital Partners II, L.P., but disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest in such shares. Based on Amendment No. 4 to Schedule 13D filed jointly by HealthpointCapital Partners, L.P., HGP, LLC, HealthpointCapital Partners II, L.P., HCPII Co-Invest Vehicle II, L.P., HGP II, LLC, Mortimer Berkowitz III and John H. Foster on March 19, 2012 and the Form 4 filed by HealthpointCapital Partners II L.P. on November 30, 2012.

(16)	(This information is based solely on a Schedule 13G filed by Paradigm Capital Management, Inc. with the SEC on, which reported ownership as of February 12, 2013.

MANAGEMENT

Board of Directors

As of April 25, 2013, our Board of Directors, or the Board, consisted of nine directors: Leslie H. Cross, Mortimer Berkowitz III, John H. Foster, R. Ian Molson, Stephen E. O’Neil, James R. Glynn, Rohit M. Desai, Siri S. Marshall and Luke T. Faulstick.

Set forth below are the names of our directors, their ages, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Each director is elected to serve until our next annual meeting of stockholders or the sooner of his or her resignation or the date when his or her successor is duly appointed and qualified. Additionally, set forth below is information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ to conclude at the time of filing of this proxy statement that each person listed below should serve as a director.

Name	Age
Leslie H. Cross, Chairman of the Board of Directors and Chief Executive Officer(3)	62
Mortimer Berkowitz III(3)	59
John H. Foster(3)	70
R. Ian Molson(1)(2)(3)	58
Stephen E. O’Neil(2)	80
James R. Glynn(1)	66
Rohit M. Desai(2)	74
Siri S. Marshall(1)	64
Luke T. Faulstick	49

(1)	Member of the Audit Committee. Mr. Glynn is chairman of the committee.

(2)	Member of the Nominating, Governance and Compensation Committee. Mr. Molson is chairman of the committee.

(3)	Member of Executive Committee. Mr. Berkowitz is chairman of the committee.

Leslie H. Cross has served as the Chairman and Chief Executive Officer of us and our wholly-owned operating subsidiary, Alphatec Spine, Inc., or Alphatec Spine, since February 2012. He has served as the Chairman of the Board of Directors since July 2011, and has served as a director since March 2011. Mr. Cross is the former President and Chief Executive Officer of DJO Global, Inc. Mr. Cross served as a Director of DJO Global until December, 2012. DJO Global is a manufacturer and worldwide leading distributor of electrotherapy products for pain therapy and rehabilitation, clinical devices for the treatment of patients in physical therapy clinics, knee, hip and shoulder implant products, and orthopedic rehabilitation products, including rigid knee bracing, orthopedic soft goods, cold therapy systems, vascular systems and bone growth stimulation devices. Mr. Cross has held principal executive roles at DJO Global and its predecessors since 1995. From 1990 to 1994, Mr. Cross held the position of Senior Vice President of Marketing and Business Development of the Bracing & Support Systems division of Smith & Nephew. He was a Managing Director of two different divisions of Smith & Nephew from 1982 to 1990. Mr. Cross earned a diploma in medical technology from Sydney Technical College in Sydney, Australia and studied business at the University of Cape Town in Cape Town, South Africa.

The Board selected Mr. Cross to serve as a director and our Chairman because it believes that his knowledge and experience in the medical device industry and his experience at DJO Global contribute to the breadth of knowledge of the Board.

Mortimer Berkowitz III has served as a member of the Board of Directors since March 2005. From April 2007 through July 2011 he served as the Chairman of the Board of Directors of us and Alphatec Spine. Since

August 2011 Mr. Berkowitz has served as the Chairman of the Executive Committee of the Board of Directors. He is currently a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, LP, and President, a member of the Board of Managers and a managing director of HealthpointCapital, LLC. He has held the position with HGP, LLC since its formation in August 2002, the positions of managing director and member of the Board of Managers of HealthpointCapital, LLC since its formation in July 2002 and the position of President of HealthpointCapital, LLC since February 2005. Prior to joining HealthpointCapital, LLC, Mr. Berkowitz was managing director and co-founder of BPI Capital Partners, LLC, a private equity firm founded in 1990. Prior to 1990, Mr. Berkowitz spent 11 years in the investment banking industry with Goldman, Sachs & Co., Lehman Brothers Incorporated and Merrill Lynch & Co. He is Chairman of the Board of Directors of Blue Belt Holdings, Inc., a surgical robotics company, Chairman of the Board of Directors of BioHorizons, Inc., a privately-held dental implant company, and a director of MicroDental Inc., a leading dental laboratory company, all of which are HealthpointCapital portfolio companies. He also serves on the Leadership Council of the Harvard School of Public Health.

The Board selected Mr. Berkowitz to serve on the Board because his investment and financial expertise and experience in the orthopedics and spine industries contribute to the breadth of knowledge of the Board.

John H. Foster has served as a Director of us and Alphatec Spine since March 2005. From March 2005 until April 2007 Mr. Foster served as the Chairman of our Board of Directors. From December 2006 until June 2007 he served as the President and CEO of us and our subsidiary, Alphatec Spine. From October 2006 until December 2006 he served as the Executive Chairman of us and our subsidiary, Alphatec Spine. Mr. Foster also served as our and Alphatec Spine’s Chief Executive Officer from March 2005 to October 2005. He is currently a managing member of HGP, LLC, which is the general partner of HealthpointCapital Partners, LP, and Chairman, Chief Executive Officer, a member of the Board of Managers and a managing director of HealthpointCapital, LLC. He has held the position with HGP, LLC since its formation in August 2002 and the positions with HealthpointCapital, LLC since its formation in July 2002.

The Board selected Mr. Foster to serve on the Board because his investment and financial expertise and experience in the orthopedics and spine industries contribute to the breadth of knowledge of the Board.

R. Ian Molson has served as a Director of us and Alphatec Spine since July 2005. Mr. Molson has served as a Director of Cayzer Continuation PCC, an investment company, since September 2004. Mr. Molson has served as a Director of HealthpointCapital, LLC since 2004. Mr. Molson has served as a Director since December 2009 and Deputy Chairman since December 2010 of Central European Petroleum Ltd. Since December 2010 Mr. Molson has also served as Chairman of the Royal Marsden NHS Foundation Trust and the Royal Marsden Hospital Charity. From June 1996 until May 2004 Mr. Molson served on the board of directors of Molson, Inc., a leader in the brewing industry. From June 1999 until May 2004 he also served as Deputy Chairman and Chairman of the Executive Committee at Molson Inc. Between 1977 and 1997, he was employed by Credit Suisse First Boston in various capacities, including Managing Director. From 1993 to 1997, Mr. Molson served as Co-Head of the Investment Banking Department in Europe, a position which encompassed corporate finance, corporate advisory, mergers and acquisitions businesses in Europe, Russia, Africa and the Middle East. In the past five years, Mr. Molson has served as a director of Sapphire Industrial Corp., a special purpose acquisition company, which was publicly traded when Mr. Molson served on its board of directors. Mr. Molson is no longer a director of Sapphire Industrials Corp.

The Board selected Mr. Molson to serve on the Board because his experience in the investing banking field, his investment and financial expertise and his experience as a director of other public companies contribute to the breadth of knowledge of the Board.

Stephen E. O’Neil has served as a Director of us and Alphatec Spine since July 2005. In May 1991, he founded The O’Neil Group, which provided legal and financial advice to clients primarily in the areas of mergers and acquisitions, financings and corporate strategy. Prior to that, Mr. O’Neil formed a law partnership with Paul

Mishkin under the name Mishkin, O’Neil for the purpose of engaging in general corporate and business law. Prior to that, he co-founded two corporations, Syntro Corporation and NovaCare, Inc., which became public companies. Mr. O’Neil commenced his legal career at Cravath Swaine & Moore. Mr. O’Neil has also held a series of executive positions at City Investing Company, including President and Vice Chairman.

The Board selected Mr. O’Neil to serve on the Board because his experience as an attorney, his investment and financial expertise and his experience as a director of other companies contribute to the breadth of knowledge of the Board.

James R. Glynn has served as a Director of us and Alphatec Spine since April 2007. From January 2003 to July 2003, Mr. Glynn served as the President and interim Chief Executive Officer of Invitrogen Corp., now Life Technologies Corporation, a publicly held biotechnology company (NASDAQ: LIFE). Mr. Glynn retired from those positions in July 2003. From July 2002 to December 2002, Mr. Glynn was an Executive Vice President at Invitrogen Corp., and from July 1998 to May 2002, he served as Invitrogen Corp.’s Executive Vice President and Chief Financial Officer. From June 1998 to April 2006 Mr. Glynn served as a member of the board of directors of Invitrogen Corp. From July 1995 to May 1997, he served as Senior Vice President and Chief Financial Officer of Invitrogen Corp.

The Board selected Mr. Glynn to serve on the Board because his experience as a President, Chief Executive Officer and Chief Financial Officer of a publicly traded company, his financial expertise and experience as a director of publicly traded companies contribute to the breadth of knowledge of the Board.

Rohit M. Desai has served as a Director of us and Alphatec Spine, since January 2008. Mr. Desai is the founder of and, since its formation in 1984, has been Chairman and President of Desai Capital Management Incorporated, a specialized equity investment management firm that manages the assets of various institutional clients. Prior to forming Desai Capital Management in 1984, Mr. Desai spent 20 years with Morgan Guaranty Trust, an affiliate of J.P. Morgan, where he was the head of the Special Investments Group and a member of the Trust and Investment Committees.

The Board selected Mr. Desai to serve on the Board because his investment and financial expertise and experience as a director of other publicly traded companies contribute to the breadth of knowledge of the Board.

Siri S. Marshall has served as a Director of us and Alphatec Spine since October 2008. Ms. Marshall is the former Senior Vice President, General Counsel, Secretary and Chief Governance and Compliance Officer at General Mills, Inc., having retired from those positions in January 2008. Prior to joining General Mills in 1994, Ms. Marshall was Senior Vice President, General Counsel and Secretary of Avon Products, Inc. In the past five years, Ms. Marshall has served as a director of the following companies, each of which is publicly traded: Ameriprise Financial, Inc., a diversified financial services company, and Equifax, Inc., a global provider of information solutions for businesses and consumers. Ms. Marshall is also a director of the Yale Center for the Study of Corporate Law, and a Distinguished Advisor to the Strauss Institute for Dispute Resolution. In the past she has served as a director of the American Arbitration Association and the Yale Law School Fund. She has also served as a member of The New York Stock Exchange Legal Advisory Committee.

The Board selected Ms. Marshall to serve on the Board because her experience as a General Counsel of a publicly traded company, her financial expertise and her experience as a director of publicly traded companies contribute to the breadth of knowledge of the Board.

Luke T. Faulstick has served as a Director of us and Alphatec Spine since August 2012. Mr. Faulstick is Co-Owner, President and Chief Executive Officer of Athens, Georgia-based Power Partners Inc., a position he has held since early 2012. Mr. Faulstick has served on Power Partner’s Board of Advisors since 2003. Power Partners is a leading manufacturer of overhead distribution transformers, serving public and private power utilities in North America, Central America, Mexico, the Caribbean and other markets. Prior to that, Mr. Faulstick served in several operational roles at DJO Global, Inc., most recently as Executive Vice President and Chief Operating Officer. Mr. Faulstick joined DJO Global in 2001. DJO Global is a leading global developer, manufacturer and distributor of high-quality medical devices that provide solutions for musculoskeletal health, vascular health and pain management. Mr. Faulstick holds a B.S. in engineering from Michigan State University and an M.S. in engineering from Rochester Institute of Technology. He served on the Association of Manufacturing Excellence Board of Directors from 2006 to 2012 and as Chairman of the Board from 2009 to 2011. He is currently a member of the Rady Children’s Hospital Foundation Board of Trustees and is a Certified Board of Director through the UCLA Anderson School of Business.

The Board selected Mr. Faulstick to serve on the Board because his current position as President and Chief Executive Officer of Power Partners, and his experience as Chief Operating Officer of DJO Global, and his operations experience gained in such positions contribute to the breadth of knowledge of the Board.

Executive Officers

Set forth below is certain information regarding our executive officers who are not also directors. We have employment agreements with all of our executive officers. Other than with respect to Mitsuo Asai, the President of our subsidiary, Alphatec Pacific, all other executive officers are at-will employees.

Name	Age	Position
Michael O’Neill	53	Chief Financial Officer, Vice President and Treasurer
Mitsuo Asai	58	President, Alphatec Pacific
William Patrick Ryan	52	Chief Operating Officer and President, International
Thomas McLeer	56	Senior Vice President, US Commercial Operations
Ebun Garner, Esq.	41	General Counsel, Senior Vice President and Secretary

Michael O’Neill has served as the Chief Financial Officer, Vice President and Treasurer of us and Alphatec Spine since October 2010. From November 2007 to March 2009 he was Vice President and Chief Financial Officer of Mentor Corporation, a surgical aesthetics manufacturer. Mentor Corporation was acquired by Johnson & Johnson in January 2009. Prior to joining Mentor Corporation, Mr. O’Neill had spent the previous twenty years with Johnson & Johnson, with his most recent position being Vice President and Chief Financial Officer, Johnson & Johnson Worldwide Information Technology. From 2001 through 2007 Mr. O’Neill served as the Vice President, Finance and Chief Financial Officer for LifeScan, a division of Johnson & Johnson, a leading supplier of blood glucose monitoring systems. Mr. O’Neill began working for Johnson & Johnson in 1987 and moved through a series of progressively more responsible positions including International Controller, Operations Controller, Finance Director, and Group Finance Director. Mr. O’Neill received a B.A. in Economics and Statistics from the University of Exeter, Devon, United Kingdom and is a Fellow of the Chartered Institute of Management Accountants of Great Britain.

Mitsuo Asai has served as President of Alphatec Pacific, Inc., or Alphatec Pacific, a wholly owned subsidiary of Alphatec Spine, since April 2008. From 2006 until he joined Alphatec Pacific in 2008, Mr. Asai was the President of Tokai Co., Ltd., a manufacturer of consumer goods. From 2002 to 2004, Mr. Asai served as General Manager and President of Virbac Japan Co., Ltd., a company that focused on veterinary pharmaceuticals and healthcare products. From 1998 to 2002, Mr. Asai served as President and CEO of Vital Link Corporation, a distributor of cardiovascular medical devices. From 1985 to 1996, Mr. Asai held various positions of increasing responsibility with Beckman Coulter, K.K., a manufacturer of biomedical testing instrument systems.

William Patrick Ryan has served as the Chief Operating Officer of us and Alphatec Spine since April 2011. From August 2010 until February 2011 Mr. Ryan served as Divisional Vice President, North Asia for Abbott Vascular. From August 2008 to August 2010 Mr. Ryan served as Divisional Vice President, Canada and Latin America for Abbott Vascular. Prior to that, Mr. Ryan held senior roles in Operations at Abbot, including Divisional Vice President, Worldwide Operations, Abbott Vascular and Divisional Vice President, Operations,

Cardiac Therapies. Before joining Abbott, Mr. Ryan held positions of increasing responsibility with Guidant Corporation, including Vice President, Manufacturing, Vascular Intervention, and Vice President and Managing Director, Guidant Ireland. Prior to joining Guidant, Mr. Ryan served 14 years on active duty in the United States Navy. He received a M.S., Petroleum Management, from the University of Kansas and a B.S., Economics, from the United States Naval Academy.

Thomas McLeer has served as Senior Vice President, U.S. Commercial Operations of us and Alphatec Spine since October 2012. From June 2009 to March 2012, Mr. McLeer served as Chief Marketing Officer and General Manager of Spinal Operations for Pioneer Surgical, a full-line manufacturer and distributor of spinal implants and biologics, where he had responsibility for the marketing, sales, engineering, contracts and customer service departments. From May 2004 to May 2009, Mr. McLeer served as the Vice President of Sales and Marketing for Archus Orthopedics where he had responsibility for creating a global strategy focused on growth and development for a newly created spinal implant segment. Mr. McLeer has also held several other executive-level positions at Spinal Concepts, Inc., Interpore Cross, Inc., and Zimmer, Inc. Mr. McLeer received his MBA from the Kellogg School of Management and his B.S. in Business Administration with a Marketing Major from Ohio State University.

Ebun Garner, Esq. has served as General Counsel, Senior Vice President and Secretary of us and Alphatec Spine since April 2010. Mr. Garner originally joined us in 2005 as Vice President of Legal Affairs and Secretary. In 2006 he became General Counsel and Secretary. Prior to joining us, Mr. Garner was a corporate associate in the New York office of the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Prior to that, he was a corporate associate in the New York office of the law firm of Squadron, Ellenoff, Plesent and Sheinfeld, LLP. Mr. Garner is admitted to practice law in the State of New York. He received a B.A. from University of Pennsylvania and a J.D. from New York University School of Law.

CORPORATE GOVERNANCE MATTERS

Board of Directors Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having an employee director serve as Chairman is in the best interest of the Company’s stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of the Board as a whole. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with NASDAQ listing requirements, the independent directors regularly have the opportunity to meet without Mr. Cross in attendance. We do not have a lead independent director.

Mr. Cross has served as Chairman of the Board of Directors since July 2011. The Chairman of the Board of Directors provides leadership to the Board and works with the Board to define its activities and the calendar for fulfillment of its responsibilities. The Chairman of the Board of Directors approves the meeting agendas after input from management, facilitates communication among members of the Board and presides at meetings of our Board and stockholders.

The Chairman of the Board of Directors, the Chairman of the Executive Committee, the Chairman of the Audit Committee, the Chairman of the Nominating, Governance and Compensation Committee and the other members of the Board work in concert to provide oversight of our management and affairs. The leadership of Mr. Cross fosters a culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. Our Board encourages communication among its members and between management and the Board to facilitate productive working relationships. Working with the other members of the Board, Mr. Cross also strives to ensure that there is an appropriate balance and focus among key Board responsibilities such as strategic development, review of operations and risk oversight.

The Board of Directors’ Role in Risk Oversight

The Board plays an important role in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board and its committees. In particular, the Board administers its risk oversight function through: (1) the review and discussion of regular periodic reports to the Board and its committees on topics relating to the risks that we face; (2) the required approval by the Board (or a committee of the Board) of significant transactions and other decisions; (3) the direct oversight of specific areas of our business by the Audit Committee and the Nominating, Governance and Compensation Committee; and (4) regular periodic reports from our auditors and outside advisors regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting. The Board also relies on management to bring significant matters impacting us to the Board’s attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for discussing the guidelines and policies that govern the process by which our exposure to risk is assessed and managed by management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition, we, under the supervision of the Audit Committee, have established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter in order to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

Because of the role of the Board in risk oversight, the Board believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. The Board recognizes that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to our operations. The Board believes its current leadership structure enables it to effectively provide oversight with respect to such risks.

Committees of the Board and Meetings

Meeting Attendance. During the 2012 fiscal year, there were 16 meetings of our entire Board, and the various committees of the Board met a total of 16 times. No director attended fewer than 75% of the total number of meetings of the Board or committees of the Board on which he or she served during the 2012 fiscal year. The Board has adopted a policy under which each member of the Board is strongly encouraged, but not required, to attend each annual meeting of our stockholders. Four directors attended our annual meeting of stockholders held in 2012.

Audit Committee. Our Audit Committee met six times during the 2012 fiscal year. This committee currently has three members: James R. Glynn (Chairman), R. Ian Molson and Siri Marshall. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual and quarterly financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits.

All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Messrs. Molson and Glynn are each an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K.

A copy of the Audit Committee’s written charter is publicly available on our website at www.alphatecspine.com under “Investor Relations—Corporate Governance.” Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Nominating, Governance and Compensation Committee. In July 2012, the Board agreed to combine the Compensation and Nominating and Governance Committees into one new committee, the Nominating, Governance and Compensation Committee, and agreed upon a new charter for such committee. Our Nominating, Governance and Compensation Committee met ten times during the 2012 fiscal year. This committee currently has three members: R. Ian Molson (Chairman), Stephen E. O’Neil and Rohit Desai. Our Nominating, Governance and Compensation Committee’s role and responsibilities are set forth in the committee’s written charter and includes: (i) reviewing, approving, and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success, (ii) evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, and (iii) evaluating and making recommendations as to potential director candidates.

With respect to compensation matters, the Nominating, Governance and Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that determination without the presence of the Chief Executive Officer. This committee also administers our Amended and Restated 2005 Employee, Director and Consultant Stock Plan and our 2007 Employee Stock Purchase Plan.

With respect to nominations for our Board, the committee may consider Board candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders.

Although the Company has no policy regarding diversity, the committee seeks a broad range of perspectives and considers both the personal characteristics (such as gender, ethnicity, and age) and experience (such as industry, professional, public service) of directors and prospective nominees to the Board. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2014 Annual Meeting of Stockholders, it must comply with the procedures set forth in our By-laws and give timely notice of the nomination in writing to our Secretary not less than 45 nor more than 75 days prior to the date that is one year from the date on which we first mail our proxy statement relating to our 2013 Annual Meeting of Stockholders. See “Stockholder Proposals and Nominations for Directors.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating, Governance and Compensation Committee, it must make such proposal for such candidate in writing, addressed to the Nominating, Governance and Compensation Committee in care of our Secretary at our principal offices. Submissions must be made by mail, courier or personal delivery and must contain the information set forth in our Nominating and Governance Committee Charter, which is available on our website at www.alphatecspine.com under “Investor Relations—Corporate Governance.”

All members of the Nominating, Governance and Compensation Committee qualify as independent directors under the standards promulgated by The NASDAQ Stock Market.

A copy of the Nominating, Governance and Compensation Committee’s written charter is publicly available on our website at www.alphatecspine.com under “Investor Relations—Corporate Governance.” Please also see the report of the Nominating, Governance and Compensation Committee set forth elsewhere in this proxy statement.

Further discussion of the process and procedures for considering and determining executive compensation, including the role that our executive officers play in determining compensation for other senior management, is included below in the section entitled “Compensation Discussion and Analysis.”

Shareholder Communications to the Board

Stockholders may communicate with the Board of Directors by sending a letter to the following address: Attn: Security Holder Communication, Corporate Secretary, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board, or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business or is similarly inappropriate. The Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Communications should not exceed 500 words in length and must be accompanied by the following information:

•	A statement of the type and amount of the securities of the Company that the person holds;

•	Any special interest, meaning an interest not in the capacity as a security holder of the Company, that the person has in the subject matter of the communication; and

•	The address, telephone number and e-mail address, if any, of the person submitting the communication.

A copy of the Policy on Security Holder Communications with Directors is publicly available on our website at www.alphatecspine.com under “Investor Relations—Corporate Governance.”

Compensation Practices and Policies Relating to Risk Management

We believe that we do not utilize compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on us. The “Compensation Discussion and Analysis” section of our proxy statement describes generally our compensation policies and practices that are applicable for executive and management employees. We use common variable compensation designs across all of our business units and divisions, with a significant focus on corporate and business financial performance.

COMPENSATION DISCUSSION AND ANALYSIS

We have prepared this Compensation Discussion and Analysis, or CD&A, to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation of the individuals identified below, who are our “Named Executive Officers,” as such term is defined in Item 402 of Regulation S-K:

•	Leslie H. Cross, Chairman and Chief Executive Officer

•	William Patrick Ryan, Chief Operating Officer

•	Michael O’Neill, Chief Financial Officer, Vice President and Treasurer

•	Thomas McLeer, Senior Vice President, US Commercial Operations

•	Mitsuo Asai, President, Alphatec Pacific, Inc.

•	Dirk Kuyper, former President, Global Commercial Operations and former President and Chief Executive Officer

We held our first advisory shareholder vote on the compensation of our Named Executive Officers (a “say-on-pay” vote) as required under the Dodd-Frank legislation in 2011. The Nominating, Governance and Compensation Committee and has deliberated over the results of the vote on fiscal 2011 executive compensation. The Nominating, Governance and Compensation Committee believes that our fiscal 2012 executive compensation program reflects our core principles and objectives and rewards our executives for our successful performance. We will continue to consider shareholder sentiments about our core principles and objectives when determining executive compensation.

Compensation Philosophy and Objectives

We are engaged in a very competitive industry, and our success depends upon our ability to attract, motivate and retain qualified executives. Accordingly, the Nominating, Governance and Compensation Committee aims to create total compensation packages that are competitive with programs offered by other companies against whom we compete for personnel. At the same time, our Nominating, Governance and Compensation Committee believes that the compensation paid to our executive officers should be in some part dependent upon our performance and the value we create for shareholders. To that end, the Nominating, Governance and Compensation Committee has embraced a philosophy of pay-for-performance, whereby an individual’s experience, potential and contribution to our business determines his or her actual compensation. The Nominating, Governance and Compensation Committee seeks to: (i) provide meaningful incentives for the attainment of specific financial objectives; (ii) reward those executive officers who make substantial contributions to the attainment of those objectives, and (iii) link executive officer compensation with company and individual performance.

The Nominating, Governance and Compensation Committee’s objectives are to:

•	attract, retain, and motivate talented executives responsible for the success of the organization;

•	provide compensation to executives that is externally competitive, internally equitable and performance-based; and

•

ensure that total compensation levels are reflective of company and individual performance and provide executives with the opportunity to receive above-market total compensation for exceptional business performance.

Compensation Process and Benchmarking

Compensation Process

Pursuant to its charter, the Nominating, Governance and Compensation Committee has responsibility for, among other things, discharging the Board’s responsibilities relating to compensation and benefits of our named executive officers, including responsibility for evaluating management performance, officer compensation and benefits plans and programs. In carrying out these responsibilities, the Nominating, Governance and Compensation Committee is required to review all components of executive officer compensation for consistency with our compensation philosophy.

In 2012, we hired several new members of our management team, including Mr. Cross, our Chairman and CEO, and Mr. McLeer, our Senior Vice President, US Commercial Operations. With respect to each of such individuals, their compensation for 2012 was determined during arms-length negotiations with the Chairman of the Executive Committee of the Board (with respect to Mr. Cross) or our Chairman and CEO (with respect to Mr. McLeer). For each of Mr. Cross and Mr. McLeer, the Nominating, Governance and Compensation Committee approved the compensation terms set forth in such individual’s employment agreement prior to their hire. As requested by the Nominating, Governance and Compensation Committee, our Chairman and CEO presents individual performance feedback, proposed annual salary increases and long-term incentive grant recommendations for the other executive officers to the members of the Nominating, Governance and Compensation Committee. The Nominating, Governance and Compensation Committee reviews the information and either approves the recommendation or makes changes at its discretion. The Nominating, Governance and Compensation Committee, in consultation with the Chairman of the Board of Directors, makes its own assessment of our Chairman and CEO based on our financial performance, his individual performance, his compensation compared to CEOs in our peer group, the components of his compensation and his total compensation level. The Nominating, Governance and Compensation Committee then approves the compensation of our Chairman and CEO.

For 2012 our Nominating, Governance and Compensation Committee approved the following companies as our peer group: Abaxis, Abiomed, Accuray, AngioDynamics, ArthoCare, Atrion, Canceptus, Endologix, Exactech, Globus Medical, Mako Surgical, Natus Medical, Nuvasive, Quidel, RTI Biologics, Spectranetics, Symmetry Medical and Tornier. Our peer group consists of publicly traded companies that are comparable to us in their size, as measured by market capitalization, net income and revenues.

In 2012, in lieu of using a compensation consultant, our Chairman and CEO, working with our Senior Vice President, Human Resources, reviewed published compensation survey data, the Equilar Insight data base and in the Radford Compensation Survey for companies in our industry or similar industries with annual revenues similar to ours. Except to the extent described under “2012 Benchmarking,” the Nominating, Governance and Compensation Committee did not rely on formulas or specific analysis in determining levels and mixes of compensation. Rather, it relied on its members’ subjective but reasonable, good faith judgment based on their years of experience both with us and with other companies they have been involved with in their professional careers.

In 2012, our Chairman and CEO provided recommendations to the Nominating, Governance and Compensation Committee regarding financial goals and criteria for the establishment of an annual bonus plan for our executive officers. These criteria and targets were based upon our operating plan for the 2012 fiscal year, as approved by the Board. The corporate performance metrics under the bonus plan as approved by the Nominating, Governance and Compensation Committee included attainment of certain financial targets. The bonus plan for fiscal year 2012 is further described below under the heading “2012 Bonus Plan.”

2012 Compensation Philosophy

In determining compensation for the executive officers (other than himself) for 2012, the Chairman and CEO made recommendations to the Nominating, Governance and Compensation Committee based on total cash compensation (base salary plus annual cash incentives) and long-term equity incentives. Under this system, the Chairman and CEO assigned a total target compensation range to a particular executive officer after considering various factors under the major categories of job demands, knowledge, level of responsibility and the total target compensation paid by comparable companies as set forth in the Equilar and Radford Compensation Surveys. With respect to our executive officers, all of Mr. Cross’s total target compensation recommendations were reviewed and approved by the Nominating, Governance and Compensation Committee. The Chairman and CEO and the Nominating, Governance and Compensation Committee generally considered total targeted compensation for key employees to be within the market competitive range if total targeted compensation was reasonably comparable, in the estimation of the Nominating, Governance and Compensation Committee.

Elements of Compensation and How Each Element is Chosen

As indicated above, compensation elements for our executive officers are designed to attract and retain individuals with exceptional ability for these key roles in a very competitive market for such talent. Certain elements of compensation serve other important interests. For example, annual incentive pay is designed to motivate the executive officers to attain our vital short-term goals. Long-term incentive pay in the form of equity awards vesting over a number of years aligns the executive officer’s interest with that of our stockholders in seeing long-term increases in the value of our shares. The main compensation elements for our executive officers (salary, annual incentive, long-term incentive, and other benefits and perquisites) are described in more detail below.

For fiscal year 2012, each executive officer’s compensation generally consisted of three elements: (i) base salary, (ii) cash bonus based upon our attainment of pre-established objectives; and (iii) long-term stock-based incentive awards designed to align the interests between our executive officers and our stockholders.

Annual Incentive Compensation

Executive officers are eligible for incentive compensation annually under our non-shareholder-approved bonus plan, which is described below. Under this plan, the Nominating, Governance and Compensation Committee establishes annual incentive compensation that is based upon target awards expressed as a percentage of each executive’s base salary. Payments under the bonus plan are determined based upon our performance against pre-established company financial targets and individual goals.

2012 Base Salaries and Bonus Plan

For 2012, the Chairman and CEO reviewed the base salaries of the executive officers in the first half of the calendar year and determined whether any changes were appropriate. During such review, the Chairman and CEO took multiple factors into consideration. Base salaries of the executive officers were targeted at a competitive market median based on each respective position with individual variations explained by differences in experience, skills and sustained performance. None of the executive officers received a salary increase during 2012. Effective February 26, 2012, in conjunction with his change in position from President and CEO to President Global Commercial Operations, Mr. Kuyper’s annual salary was changed from $500,000 to $375,000. The table below sets forth the 2012 base salary and 2012 targeted bonus percentage for each of our Named Executive Officers that are currently employed by us.

Name	2012 Base Salary		2012 Target Bonus Percentage
Leslie Cross	$500,000		75%
William Patrick Ryan	$350,000		50%
Michael O’Neill	$325,000		50%
Thomas McLeer	$325,000		N/A (2)
Mitsuo Asai	$361,055	(1)	25%

(1)	For the purposes of this table, Mr. Asai’s 2012 base salary was converted from Japanese Yen to U.S. Dollars using the exchange rate as of December 31, 2012.

(2)	Mr. McLeer’s 2012 target bonus was established at $40,000 and not a percentage of his 2012 base salary as he was hired in October 2012.

In February 2012, the Nominating, Governance and Compensation Committee approved the bonus plans for each of our executive officers, which we refer to collectively herein as the 2012 Bonus Plan. Under the 2012 Bonus Plan, our Named Executive Officers were eligible for cash bonuses for the 2012 fiscal year as further described below.

2012 Bonus Plan for Messrs. Cross, Ryan, O’Neill, and McLeer

With respect to each of Messrs. Cross, Ryan and O’Neill, the target cash bonuses for fiscal year 2012 were determined according to a formula expressed as percentages of each executive’s 2012 base salary, subject to the achievement of corporate and individual performance criteria. The corporate performance criteria (80% of the total amount of the target bonus) was predicated on the achievement of a Free Cash Flow metric defined as EBITDA plus or minus change in working capital (inventory, receivables, payables) minus capital expenditures in accordance with our 2012 operating plan that was approved by our Board of Directors. The remaining 20% of the total amount of the target bonus was predicated on the achievement of individual goals. The amount actually paid can be above or below the target amount but the maximum that may be earned is equal to 125% of the target bonus amount. The Nominating, Governance and Compensation Committee approved all financial performance criteria for the awarding of such cash bonuses and the Chairman and CEO presented the financial criteria to each of Messrs. Ryan and O’Neill for each of their confirmation of the achievability of such criteria. In the event the executives exceeded such target levels, they were entitled to receive cash bonuses based on higher percentages of their respective base salaries.

With respect to all of the bonuses described above, we had to have achieved a threshold of financial performance that was established by the Nominating, Governance and Compensation Committee before any of the bonuses based on the financial criteria set forth above would become payable, however the Nominating, Governance and Compensation Committee had the authority to issue bonuses if such criteria had not been achieved if circumstances warranted the payment of such bonus.

In 2012, we failed to achieve the minimum levels of financial performance that would have entitled each of Messrs. Cross, Ryan, and O’Neill to receive any bonus based on corporate results. The following bonus amounts were approved by the Nominating, Governance and Compensation Committee based on significant improvements in the Company’s operations combined with achievement of individual goals that were part of each individual’s individual goals for 2012: Mr. Cross received $150,000 ($75,000 for the achievement of individual goals and $75,000 was discretionary), Mr. Ryan received $88,000 ($35,000 for the achievement of individual goals and $53,000 was discretionary), and Mr. O’Neill received $81,500 ($32,500 for the achievement of individual goals and $49,000 was discretionary). The individual component was based on each executive’s success in achieving their goals during 2012. Mr. McLeer’s bonus of $40,000 was paid in accordance with his Employment Agreement. These bonuses were paid in the second quarter of 2013.

2012 Bonus Plan for Mr. Asai

Mr. Asai’s, target cash bonus for fiscal year 2012 was determined according to a formula expressed as up to 25% of his base salary of 31.02 million Japanese yen, and was subject to adjustments based on the percentage to which the targeted applicable performance criteria was achieved. Mr. Asai’s target bonus percentage decreased from his 2011 target bonus percentage in connection with an increase in his salary from 28,050,000 Japanese Yen to 31,015,104 Japanese Yen. Mr. Asai was eligible to receive a cash bonus for 2012 based on the achievement of the revenue and pre-tax profitability goals for Alphatec Pacific, Inc., a wholly owned subsidiary of Alphatec Holdings, Inc. The Nominating, Governance and Compensation Committee approved all financial performance criteria for the awarding of this cash bonus and our Chairman and CEO presented such financial criteria to Mr. Asai for his confirmation of the achievability of such criteria. In the event that 2012 results exceeded certain target levels, Mr. Asai was entitled to receive a cash bonus based on higher percentages of his base salary.

With respect to all of the bonuses described above, we had to have achieved a threshold of financial performance that was established by the Nominating, Governance and Compensation Committee before any of the bonuses based on the financial criteria set forth above would become payable, however the Nominating, Governance and Compensation Committee had the authority to issue bonuses if such criteria had not been achieved if circumstances warranted the payment of such bonus.

In 2012, Alphatec Pacific achieved a percentage of the financial performance criteria that entitled Mr. Asai to 110% of his target bonus or $109,275. This bonus was paid in the second quarter of 2013.

Equity Compensation Awards

Equity compensation has traditionally been an important element of our executive compensation program in order to align the interests of our executives with those of our stockholders. Because the value of the equity awards will increase only when we perform and increase stockholder value, the grant of such equity awards provides long-term incentives to the recipients thereof, including our executive officers. These awards not only serve to align the executives’ interests with those of the stockholders over an extended period of time, but because they also generally are subject to vesting in connection with continued service to us over a specified period of time, these awards serve as an additional retention mechanism. The Nominating, Governance and Compensation Committee believes that both of these elements are important factors in executive compensation.

New Hire Grants

Generally, we grant equity awards to our new employees, including our executive officers, in connection with the start of their employment. At the time of the hiring of any executive officer, equity compensation generally is negotiated between such officer and us. Generally, such negotiations are conducted by our Chairman and CEO on our behalf. With respect to the Chairman and CEO, such negotiations are conducted by the Chairman of the Executive Committee of the Board on our behalf. The Nominating, Governance and Compensation Committee approves such negotiated equity compensation for newly hired executive officers. The size of such awards is determined based upon available information concerning the competitive packages offered to executives in similar jobs at companies with which we compete for personnel, but are not established based upon any formal survey or other comparative data. In addition, the Chairman and CEO often adjusts such initial equity compensation grants as deemed appropriate to attract or retain specific candidates based on their experience, knowledge, skills and education and our needs. In November 2009, the Nominating, Governance and Compensation Committee determined that all options issued after such date will vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches each three months thereafter. In general, all grants of restricted stock have annual vesting. In connection with the commencement of Mr. McLeer’s employment we granted him options to purchase up to 200,000 shares of our common stock. The options vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches every three months thereafter. In addition, we also granted Mr. McLeer 100,000 shares of restricted common stock. The restricted common stock vests annually in four equal tranches over four years.

Annual Equity Grants

We generally award our key employees, including our executive officers an annual stock option grant with the goal of providing continued incentives to retain strong executives and improve corporate performance. However, in 2012, because of an insufficient amount of shares available under our Amended and Restated 2005 Employee, Director and Consultant Stock Plan, as amended, for a meaningful grant, there were no grants made to our executive officers for fiscal 2012 performance.

Cash and Equity Awards Outside of the Plan

In August 2012, as a retention bonus for Mr. Asai, the Nominating, Governance and Compensation Committee approved a grant of 100,000 restricted shares and cash payment of $100,000, which is payable in two installments. The first installment of $35,000 and the restricted stock was issued in August 2012. The second installment of $65,000 will be paid in September 2013 contingent upon the achievement of specified sales targets. The shares have a one-year vesting period with all of the shares vesting on the date of grant.

In December 2012, as a result of the participants in our ESPP having their contributions reduced on a pro rata basis, the Committee approved a grant of restricted stock to all participants based on the amount of each participant’s contribution. The shares have a one-year vesting period with all of the shares vesting on the date of grant. In connection with such issuance Mr. Cross received a grant of 300 shares of restricted stock.

Offer to Exchange Certain Outstanding Stock Option Grants for New Stock Option Grants

Because the value of our stock in 2012 was well below the exercise price of many of our option grants, well over one million shares previously granted were ineffective in retaining executive talent. In addition, because the company had an insufficient number of shares to make annual equity grants, the Nominating, Governance and Compensation Committee approved a stock option exchange program. Under this program, certain employees, including the executive officers and all employees of the Company’s U.S. subsidiaries, were permitted to exchange existing vested or unvested stock option grants with an exercise price greater than or equal to $2.85 per share for an equal number of stock option grants to be priced at the higher of 115% of the closing price of our shares on the date of grant of the new option and $2.00. On the date of the grant of the new options, December 19, 2012, the closing price of our shares was $1.78 resulting in an exercise price of $2.05 for the new options granted in exchange for forfeited options. In connection with the exchange offer, the Company will incur a compensation expense of $0.8 million associated with the exchange offer which will be recognized over the three-year vesting period.

The exchanged options originally had a ten-year term with four-year vesting. The replacement options have a seven-year term with three-year vesting as follows: one-third of the options granted will vest on the first anniversary of the new grant date, December 19, 2013, and the remaining portion of each option will vest in equal quarterly installments over the eight subsequent quarters.

The following executive officers participated in the option exchange:

Name	Number of Options Exchanged
Michael O’Neill	25,000
William Patrick Ryan	250,000
Ebun Garner	103,925

Employee Stock Purchase Plan

Our 2007 Employee Stock Purchase Plan, or the ESPP, is tax-qualified and is generally available to all employees located in the United States, Japan and Brazil including executive officers. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended or, the Code and provides for two six-month offering periods per calendar year. Each offering period allows participants to purchase our stock through payroll deductions at a discount from the fair market value. Prior to the offering period that began on November 16, 2011, the discount was 85% of the closing price of our common stock on the final day of an offering period. Beginning with the offering period that began on November 16, 2011, the discount was changed to the lower of (i) 85% of the closing price of our common stock on the first date of an offering period, and (ii) 85% of the closing price of our common stock on the final day of an offering period. Prior to the offering period that began on May 16, 2012, participants in the ESPP were not able to sell or transfer purchased shares for a prescribed time period after the date of purchase. This restriction ended beginning with the offering period that began on May 16, 2012.

Termination and Change in Control Based Compensation

Our Nominating, Governance and Compensation Committee agreed to severance packages for our Named Executive Officers as part of the negotiations with each of these executive officers to secure his or her services. Our Nominating, Governance and Compensation Committee approved the severance packages based on their experience serving on boards of directors and Nominating, Governance and Compensation Committees of companies of a similar size and stage of development to us and their familiarity with severance packages offered to executive officers of such companies. Based on this knowledge, experience and information, we believe that the respective severance periods and provision of medical and similar benefit programs during such severance periods are both reasonable and generally in line with severance packages negotiated with executive officers of similarly situated companies.

In addition, pursuant to our restricted stock agreements and stock option agreements with our executive officers, including our Named Executive Officers, in the event of a change in control, as defined in our Amended and Restated 2005 Employee, Director and Consultant Stock Plan, as amended, the vesting of outstanding restricted stock grants and stock option awards held by our executive officers will accelerate in connection with a change in control, without regard to whether the executive officer terminates employment in connection with or following the change in control.

Other Compensation

We maintain broad-based benefits and perquisites that are provided to all employees, including health insurance, life and disability insurance, dental insurance, an employee stock purchase plan, and a 401(k) plan. We match employee contributions to our 401(k) plan, including those of our executive officers. In 2012 we provided certain employees, including Mr. Kuyper, with a monthly automobile allowance. In particular circumstances, we also utilize cash signing bonuses when certain executives and senior level non-executives join us. Such cash signing bonuses are typically repayable in full to us if the recipient voluntarily terminates employment with us prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof is determined on a case-by-case basis under the specific hiring circumstances. For example, we have paid and will consider paying cash bonuses to compensate for amounts forfeited by an executive upon terminating prior employment. In addition, we may assist with certain expenses associated with an executive joining and maintaining their employment with us. For example, in 2012 we reimbursed our President of Alphatec Pacific for rental expenses related to an apartment close in proximity to our corporate office in Japan and expenses related to the purchase of workman’s accident compensation insurance. We believe these forms of compensation create additional incentives for an executive to join us in a position where there is high market demand. These forms of compensation are typically structured to not exceed certain monetary amounts and/or time periods.

Separation Agreement for Dirk Kuyper

On August 7, 2012, we and Alphatec Spine entered into a separation agreement with Dirk Kuyper, our former President, Global Commercial Operations and former President and CEO. As stated in his Second Amended and Restated Employment Agreement, Mr. Kuyper was provided with 52 weeks of separation pay at an annual base salary of $500,000. The agreement also provided Mr. Kuyper and his eligible dependents with company paid COBRA coverage for 52 weeks if Mr. Kuyper did not secure coverage from another group plan during that period of time.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation paid or accrued during the fiscal years ended December 31, 2012, 2011, and 2010, for services rendered to us by our Chief Executive Officer, our Chief Financial Officer, our former Chief Executive Officer and our three other most highly compensated executive officers in 2012, each of whose total compensation exceeded $100,000 and were serving as executive officers as of such date. We refer to these executive officers as our “Named Executive Officers” elsewhere in this report.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)		Total ($)
Leslie Cross(1)	2012	413,462	75,000		242,513	391,750	75,000	8,500	(6)	1,206,225
Chairman and Chief Executive Officer

Michael O’Neill	2012	325,000	49,000		171	25,145	32,500	7,963	(7)	439,779
Chief Financial Officer, Vice President and Treasurer	2011	325,000	—		—	38,123	6,000	6,500		375,623
	2010	68,750	25,000	(3)	222,900	241,460	—	9,763		567,873

William Patrick Ryan	2012	350,000	53,000		—	259,841	35,000	9,157	(8)	706,998
Chief Operating Officer	2011	235,577	—		305,900	408,525	18,000	17,356		985,358

Thomas McLeer(2)	2012	71,250	40,000		176,000	218,560	—	1,781	(9)	507,591
Senior Vice President, U.S. Commercial Operations

Mitsuo Asai	2012	352,601	—		167,000	27,198	161,889	37,616	(10)	746,304
President, Alphatec Pacific, Inc.	2011	347,392	—		—	38,123	102,840	39,440		527,795
	2010	304,632	—		—	31,265	96,320	35,838		468,056

Dirk Kuyper	2012	320,381	—		—	44,160	—	206,170	(11)	570,711
Former President and Former President and	2011	482,212	—		—	—	—	19,030		501,242
	2010	417,308	—		—	250,120	—	26,601		694,029

(1)	Mr. Cross joined us as our Chairman and Chief Executive Officer, in February 2012.

(2)	Mr. McLeer joined us as our Senior Vice President of U.S. Operations in October 2012.

(3)	The amounts shown represent with respect to Mr. O’Neill represents a one-time signing bonus upon execution of his employment agreement in October 2010.

(4)	The amounts shown are the aggregate grant date fair values of these awards computed in accordance with FASB ASC Topic 718, “Stock Compensation.” The assumptions and methodologies used to calculate these amounts are discussed in Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC on March 4, 2013 (the “Form 10-K”). See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation” in the Form 10-K.

(5)	The amounts shown represent the aggregate dollar amounts earned under the Company’s annual bonus plan.

(6)	All other 2012 compensation for Mr. Cross consists of matching contributions under our 401(K) plan.

(7)	All other 2012 compensation for Mr. O’Neill consists of matching contributions under our 401(K) plan.

(8)	All other 2012 compensation for Mr. Ryan consists of matching contributions under our 401(K) plan.

(9)	All other 2012 compensation for Mr. McLeer consists of matching contributions under our 401(K) plan.

(10)	All other 2012 compensation for Mr. Asai consists of rental expenses for an apartment in close proximity to our corporate office in Japan of $37,616.

(11)	All other 2012 compensation for Mr. Kuyper consists of severance payments of $192,307, an automobile allowance or lease payments made for Mr. Kuyper’s auto of $7,910 and matching contributions under our 401(K) plan of $5,953.

2012 Grants of Plan-Based Awards

The following table sets forth information regarding grants of stock and option awards made to our Named Executive Officers during the fiscal year ended December 31, 2012.

Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards Number of Shares of Stock (#)		All Other Option Awards Number of Securities Underlying Option (#)		Exercise Or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair value of Stock and Option Awards(3)
			Threshold ($)	Target ($)	Maximum ($)
Leslie Cross	3/13/12	3/13/12	0	375,000	468,750	—		400,000		2.05	391,750
	2/26/12	2/22/12	—	—	—	200,000	(4)	—		—	242,000
	12/1/12	12/1/12	—	—	—	300		—		—	513

Michael O’Neill	12/19/12	12/19/12	0	162,500	203,125	—		25,000	(5)	2.05	25,145
	12/1/12	12/1/12	—	—	—	100		—		—	171

William Patrick Ryan	12/19/12	12/19/12	0	175,000	218,750	—		250,000	(5)	2.05	259,841

Thomas McLeer	10/11/12	10/11/12	—			—		200,000		1.46	218,560
	10/11/12	10/11/12	—	—	—	100,000		—		—	176,000

Mitsuo Asai	3/13/12	3/13/12	0	124,506	155,633	—		20,000		2.05	27,198
	8/21/12	8/6/12	—	—	—	100,000		—		—	167,000

Dirk Kuyper	11/4/12	11/4/12	0	187,500	234,375	—		63,878		2.31	44,160

(1)	The amounts shown reflect the potential payouts under the 2012 Bonus Plan. The amount shown in the “Threshold” column reflects the minimum payout level under the 2012 Bonus Plan, which is zero if the targets set forth in the 2012 Bonus Plan were not met. The amount shown in the “Maximum” column is 125% of the target bonus amount. The actual amounts earned under the 2012 Bonus Plan are set forth in the Summary Compensation Table under Non-Equity Incentive Plan Compensation.

(2)	All stock options were granted under our Amended and Restated 2005 Employee, Director and Consultant Stock Plan, as amended (the “2005 Stock Plan”) with an exercise price equal to the fair market value of our common stock on the date of the grant, which, in accordance with the 2005 Stock Plan is the closing price of our common stock on the date of the grant as reported on the NASDAQ Global Select Market.

(3)	The grant date fair value of each award has been computed in accordance with FASB ASC Topic 718. For more information about the assumptions used to determine the fair value of the equity awards during the year, see Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Form 10-K. See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation” in the Form 10-K.

(4)	This amount represents 100% achievement of the performance criteria.

(5)	Stock option grants to our Named Executive Officers on December 19, 2012 were granted pursuant to an option exchange. For additional information, see our discussion above under “Compensation Discussion and Analysis—Offer to Exchange Certain Outstanding Stock Option Grants for New Stock Option Grants”.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

In February 2012, we and Alphatec Spine entered into an employment agreement with Leslie Cross, pursuant to which Mr. Cross agreed to serve as our Chairman and Chief Executive Officer. Pursuant to the agreement, Mr. Cross receives an initial annual base salary of $500,000, and he is eligible to receive an incentive bonus each fiscal year in an amount equal to a percentage of his annual base salary for such year established by the Nominating, Governance and Compensation Committee, with the payment of such bonus based on Mr. Cross’s achievement of performance objectives established by our Nominating, Governance and Compensation Committee each fiscal year. For fiscal year 2012, Mr. Cross’s target bonus percentage was 75% of his base salary. In connection with the commencement of his employment, we granted Mr. Cross 200,000 shares of restricted common stock. The restricted common stock vests in one of two ways: (i) on the anniversary date of the issuance if the cumulative total stockholder return for a $100 investment in Alphatec Holdings stock is no less than the cumulative return over such period of $100 invested in the Orthoworld Stock Index over the same time period; and (ii) upon a change of control of us.

In October 2010, we and Alphatec Spine entered into an employment agreement with Michael O’Neill, pursuant to which Mr. O’Neill agreed to serve as our Chief Financial Officer, Vice President and Treasurer. Pursuant to the agreement, Mr. O’Neill received an initial annual base salary of $325,000 which has not been increased to date, and he is eligible to receive incentive bonuses based on our and Mr. O’Neill’s achievement of annual performance objectives established by our Nominating, Governance and Compensation Committee at the beginning of each fiscal year. For fiscal year 2012, Mr. O’Neill’s target bonus percentage was 50% of his base salary. In connection with the commencement of his employment, we granted Mr. O’Neill options to purchase up to 200,000 shares of our common stock, and paid him a $25,000 signing bonus. The options vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches every three months thereafter. In connection with the commencement of his employment, we also granted Mr. O’Neill 100,000 shares of restricted common stock. The restricted common stock vests annually in four equal tranches over four years.

In January 2008, we and Alphatec Spine entered into an employment agreement with Mitsuo Asai, pursuant to which Mr. Asai agreed to serve as the President of Alphatec Spine’s subsidiary, Alphatec Pacific. This agreement was amended and restated in January 2011. The agreement has a term of three years. Pursuant to the agreement, Mr. Asai receives an annual base salary of 26,780,000 Japanese Yen, and he is eligible to receive an incentive bonus each fiscal year in an amount equal to a percentage of his annual base salary for such year established by the Nominating, Governance and Compensation Committee, with the payment of such bonus based on Mr. Asai’s achievement of annual performance objectives established at the beginning of each fiscal year. For fiscal year 2012, Mr. Asai’s target bonus percentage was 30% of his base salary. Pursuant to the agreement we pay up to 4,000,000 Japanese Yen per year to provide Mr. Asai with a furnished corporate apartment in Tokyo, Japan. Mr. Asai also has a monthly travel allowance of 70,000 Japanese Yen, provided that such amounts are used for travel between Tokyo, Japan and Mr. Asai’s home in Osaka, Japan. We also reimburse Mr. Asai for an annual premium associated with Mr. Asai’s purchase of a workmen’s accident compensation insurance policy. For purposes of the Summary Compensation Table, the average monthly exchange rate for conversion from Japanese Yen to U.S. Dollars was used to calculate the salary and all other compensation. The bonus amount was calculated in U.S. Dollars. In April 2012, Mr. Asai’s base salary was increased to 31,015,000 Japanese Yen. In August 2012, the Nominating, Governance and Compensation Committee authorized a special cash retention bonus of $100,000 (approximately 9,440,000 Japanese Yen) in which 35% was payable immediately and 65% is payable in August 2013. In addition, a special grant of 100,000 restricted shares was approved and granted on August 21, 2012. Such restricted stock vests on the anniversary of the date of grant.

In April 2011, we and Alphatec Spine entered into an employment agreement with William Patrick Ryan pursuant to which Mr. Ryan agreed to serve as our Chief Operating Officer. Pursuant to the agreement, Mr. Ryan received an initial annual base salary of $350,000 which has not been increased to date ,and he is eligible to receive an incentive bonus each fiscal year in an amount equal to a percentage of his annual base salary for such year, with the payment of such bonus based on our and Mr. Ryan’s achievement of annual performance objectives established by our Nominating, Governance and Compensation Committee at the beginning of each fiscal year. For fiscal year 2012, Mr. Ryan’s target bonus percentage was 50% of his base salary. In connection with the commencement of his employment, we granted Mr. Ryan options to purchase up to 250,000 shares of our common stock, and agreed to reimburse him for up to $40,000 in expenses associated with Mr. Ryan’s repatriation to the United States from China. The options vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches every three months thereafter. In connection with the commencement of his employment, we also granted Mr. Ryan 100,000 shares of restricted common stock. The restricted common stock vests annually in four equal tranches over four years.

In October 2012, we and Alphatec Spine entered into an employment agreement with Thomas J. McLeer pursuant to which Mr. McLeer agreed to serve as our Senior Vice President of U.S. Commercial Operations. Pursuant to the agreement, Mr. McLeer received an initial base salary of $325,000 and he is eligible to receive an incentive bonus each fiscal year in an amount equal to a percentage of his annual base salary for such year, with the payment of such bonus based on our and Mr. McLeer’s achievement of annual performance objectives established by our Nominating, Governance and Compensation Committee at the beginning of each fiscal year. For fiscal year 2012, Mr. McLeer was guaranteed a bonus of at least $40,000. In connection with the commencement of his employment, we granted Mr. McLeer options to purchase up to 200,000 shares of our common stock. The options vest over four years, with 25% of such options vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches every three months thereafter. In connection with the commencement of his employment, we also granted Mr. McLeer 100,000 shares of restricted common stock. The restricted common stock vests annual in four equal tranches over four years.

Equity Awards

All option awards granted to our Named Executive Officers in 2012 were granted pursuant to our 2005 Stock Plan with an exercise price equal to the closing price of our common stock on the date of grant.

Pursuant to our restricted stock agreements and stock option agreements with our executive officers, including our Named Executive Officers, in the event of a change in control, as defined in the 2005 Stock Plan and described below, the vesting of outstanding restricted stock grants and stock option awards held by our executive officers will accelerate in connection with a change in control, without regard to whether the executive officer terminates employment in connection with or following the change in control.

Generally, a “change in control” shall occur on the date that: (i) any one person, entity or group acquires ownership of capital stock of us, together with our capital stock already held by such person, entity or group, constitutes more than 50% of the total fair market value or total voting power of our capital stock; provided, however, if any one person, entity or group is considered to own more than 50% of the total fair market value or total voting power of our capital stock, the acquisition of additional capital stock by the same person, entity or group shall not be deemed to be a change of control; (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) any one person, entity or group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person, entity or group) assets from us that have a total gross fair market value at least equal to 80% of the total gross fair market value of all of the assets of us immediately prior to such acquisition or acquisitions.

2012 Bonus Plan

See the description of the 2012 Bonus Plan in the Compensation Discussion and Analysis set forth in this proxy statement.

In 2012, base salary and bonus payments for each of Messrs. Cross, O’Neill, Ryan, McLeer and Asai represented 47%, 92%, 83%, 67%, 22% and 64%, of their total compensation, respectively.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth information regarding grants of stock options and unvested stock awards that were outstanding and held by our Named Executive Officers as of December 31, 2012.

		Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Leslie Cross	12/01/12	—	—		—	—	300	495
	02/26/12	—	—		—	—	200,000	330,000
	07/27/11	—	—		—	—	34,965	57,692
	03/13/12	—	400,000		2.05	03/13/22	—	—
	03/25/11	8,334	16,666		2.62	03/25/21	—	—

Michael O’Neill	12/01/12	—	—		—	—	100	165
	10/11/10	—	—		—	—	50,000	82,500
	12/19/12	—	25,000	(4)	2.05	12/19/19	—	—
	10/11/10	100,000	100,000		2.23	10/11/20	—	—

William Patrick Ryan	04/25/11	—	—		—	—	75,000	123,750
	12/19/12	—	250,000	(5)	2.05	12/19/19	—	—

Thomas McLeer	10/11/12	—	—		—	—	100,000	165,000
	10/11/12	—	200,000		2.05	10/11/22	—	—

Mitsuo Asai	08/21/12	—	—		—	—	100,000	165,000
	04/01/08	70,000	—		5.20	04/01/18	—	—
	07/30/08	10,000	—		4.79	07/30/18	—	—
	08/04/09	15,000	5,000		4.45	08/04/19	—	—
	11/04/10	12,500	12,500		2.31	11/04/20	—	—
	08/01/11	7,812	17,188		2.90	08/01/21	—	—
	03/13/12	—	20,000		2.05	03/13/22	—	—

(1)	All option awards granted from July 2007 to November 2009 vest annually from the grant date in four equal installments of 25%. All option awards granted from and after November 2009, except the options granted on December 19, 2012 in connection with the stock option exchange program, vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remaining 75% vesting in 12 tranches each three months thereafter. All option awards granted in connection with the option exchange program have a 7 year term with 3 year vesting as follows: one-third of the options granted will vest on the first anniversary of the grant date and the remaining portion of each option will vest in equal quarterly installments over the eight quarters following the first anniversary of the grant date. All option grants have a term of ten years except the options granted under the option exchange program. Option grants that are not exercised 90 days after the end of employment are forfeited.

(2)	All restricted share awards, except the restricted share awards granted on December 1, 2012, vest annually from the grant date in four equal installments of 25%. All unvested restricted share awards are subject to repurchase rights within 12 months of termination, and in certain instances vested restricted share awards are subject to repurchase within 12 months of termination. The restricted stock granted on December 1, 2012 vest one year after the grant date.

(3)	Amount based on December 31, 2012 closing price of $1.65 per share of our common stock on the NASDAQ Global Select Market.

(4)	Represents grant of option pursuant to the exchange offer in exchange for cancellation of options to purchase 25,000 shares originally issued on August 1, 2011, under the 2007 Stock Plan.

(5)	Represents grant of option pursuant to the exchange offer in exchange for cancellation of options to purchase 250,000 shares originally issued on April 25, 2011 under the 2007 Stock Plan.

2012 Option Exercises and Stock Vested

The following table sets forth information regarding shares of common stock acquired upon vesting by our Named Executive Officers during the fiscal year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Leslie Cross	—	—	—	—
Michael O’Neill	—	—	25,000	44,000
William Patrick Ryan	—	—	25,000	58,000
Thomas McLeer	—	—	—	—
Mitsuo Asai	—	—	—	—
Dirk Kuyper	37,500	16,500	—	—

(1)	The value realized on exercise is calculated by multiplying the number of shares that were exercised on the applicable exercise date by the closing price of our common stock on the NASDAQ Global Select Market on the applicable exercise date less the exercise price.

(2)	The value realized on vesting is calculated by multiplying the number of shares that vested on the applicable vesting date by the closing price of our common stock on the NASDAQ Global Select Market on the applicable vesting date.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-in-Control

Termination of Employment and Change in Control Arrangements

The employment agreements with our Named Executive Officers provide certain benefits upon the termination of employment without cause. Such benefits are described in detail below.

Mr. Cross is not entitled to any severance payment in the event that his employment is terminated for any reason.

In the event that Mr. O’Neill is terminated (i) without cause or (ii) by Mr. O’Neill following certain events, he is entitled to receive as severance compensation his base salary for a period of 12 months, a payment for any accrued but unused vacation days, and payment of, or reimbursement the continuation of his health and dental insurance coverage pursuant to COBRA for the period in which he is receiving severance, and a “gross up” related to any taxes incurred in connection with such COBRA payments. In the event that Mr. O’Neill’s employment is terminated due to either his death or disability, we are required to pay Mr. O’Neill (or his estate, as the case may be)

an amount equal to Mr. O’Neill’s target bonus for the fiscal year in which such termination occurred (with such amount pro-rated based on the date of termination). In addition, in the event of termination due to death or disability, any unvested stock options and restricted stock awards held by Mr. O’Neill shall become fully vested and not subject to forfeiture or repurchase.

In the event that Mr. Ryan is terminated without cause, he is entitled to receive as severance compensation his base salary for a period of nine months and a payment for any accrued but unused vacation days, and payment of, or reimbursement for, the continuation of his health and dental insurance coverage pursuant to COBRA for the period in which he is receiving severance, and a “gross up” related to any taxes incurred in connection with such COBRA payments. The amount of the severance period is increased to 12 months in the event that Mr. Ryan is terminated within six months of a change of control, as such term is defined in his employment agreement.

In the event that Mr. McLeer is terminated without cause, he is entitled to receive as severance compensation his base salary for a period of nine months and a payment for any accrued but unused vacation days, and payment of, or reimbursement for, the continuation of his health and dental insurance coverage pursuant to COBRA for the period in which he is receiving severance, and a “gross up” related to any taxes incurred in connection with such COBRA payments.

In the event that Mr. Asai is terminated without cause, he is entitled to receive as severance compensation his base salary for a period of 12 months and a payment for any accrued but unused vacation days. In the event of Mr. Asai’s death, 50% of his then current base salary would be payable to his estate.

Pursuant to our restricted stock agreements and stock option agreements with our executive officers, including our Named Executive Officers, in the event of a change in control, as defined in the 2005 Stock Plan and described below, the vesting of outstanding restricted stock grants and stock option awards held by our executive officers will accelerate in connection with a change in control, without regard to whether the executive officer terminates employment in connection with or following the change in control.

Potential Post-Employment Payments Table

The table below reflects amounts payable by us to the Named Executive Officers (i) assuming their employment was terminated on December 31, 2012, and (ii) assuming a change in control occurred on December 31, 2012.

Name	Voluntary Termination by Executive(1) ($)	For Cause Termination(1) ($)	Involuntary Disability or Death(2) ($)	Termination by the Company Without Cause Prior to a Change in Control ($)		Change in Control(3) ($)
Leslie Cross	30,098	30,098	30,098	30,098	(4)	387,952
Michael O’Neill	47,689	47,689	292,804	425,179	(5)	82,615
William Patrick Ryan	14,870	14,870	14,870	301,868	(6)	123,675
Thomas McLeer	5,811	5,811	5,811	267,786	(7)	165,000
Mitsuo Asai	15,854	15,854	163,651	327,302	(8)	165,000
Dirk Kuyper (9)	N/A	N/A	N/A	N/A		N/A

(1)	The only post-employment payments due to Named Executive Officers who voluntarily terminate their employment or are terminated for cause would be accrued earnings and accrued but unused vacation through the termination date. Accrued vacation through termination, whether in connection with a voluntary termination or termination for cause, must be paid in accordance with California law.

(2)

Represents the intrinsic value of the unvested stock option and restricted stock awards as of December 31, 2012 that would have been accelerated had a change in control occurred on that date, calculated by multiplying the number of underlying unvested shares by the closing price of our stock on December 31, 2012 ($1.65 per share) and, in the case of stock options, then subtracting the applicable option exercise price. As of December 31, 2012, Mr. Cross had 235,265 unvested restricted stock awards, Mr. O’Neill had 50,100 unvested restricted stock awards, Mr. Ryan had 75,000 unvested restricted stock awards, Mr. McLeer had 100,000 unvested restricted stock awards and Mr. Asai had 100,000 unvested restricted stock awards. As of December 31, 2012, Mr. Cross had 416,666 unvested stock options, Mr. O’Neill had 125,000 unvested stock options, Mr. Ryan had 250,000 unvested stock options, Mr. McLeer had 200,000 unvested stock options, and Mr. Asai had 54,688 unvested stock options. Mr. Ryan’s change in control also includes an additional three months of severance of $87,500 and healthcare related benefits of $6,249 payable in the event Mr. Ryan is terminated within six months of a change in control.

(4)	Mr. Cross’s post-employment compensation would consist of accrued vacation through termination.

(5)	Mr. O’Neill’s post-employment compensation would consist of (a) 12 months’ salary totaling $325,000, (b) healthcare related benefits of $24,996 and (c) tax gross ups on healthcare related benefits of $27,495.

(6)	Mr. Ryan’s post-employment compensation would consist of up to (a) nine months salary totaling $262,500, (b) healthcare related benefits of $18,747 and (c) tax gross ups on healthcare related benefits of $20,621.

(7)	Mr. McLeer’s post-employment compensation would consist of up to (a) nine months salary totaling $243,750, (b) healthcare related benefits of $11,446 and (c) tax gross ups on healthcare related benefits of $12,590.

(8)	Mr. Asai’s post-employment compensation would consist of 12 months’ salary totaling 28,119,000 Japanese Yen, or $327,302. For the purposes of this table, the exchange rate from Japanese Yen to U.S. Dollars as of December 31, 2012 was used for the conversion.

(9)	Mr. Kuyper’s employment terminated on August 7, 2012. His post-employment compensation consisted of (a) one year’s salary totaling $500,000 and (b) one year of healthcare and related benefits of $52,491. Mr. Kuyper was also paid his accrued and unpaid vacation through his termination date of $42,352.

Nominating, Governance and Compensation Committee Interlocks and Insider Participation.

During fiscal year 2012, the members of the Nominating, Governance and Compensation Committee have been, and currently are Mr. Molson, Mr. O’Neil and Mr. Desai. No member of the Nominating, Governance and Compensation Committee was at anytime during fiscal year 2012 an officer or employee of the Company (or any of its subsidiaries), or was formerly an officer of the Company (or any of its subsidiaries). During fiscal year 2012, no executive officer of the Company served as: (i) a member of the Nominating, Governance and Compensation Committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Nominating, Governance and Compensation Committee of the Company; (ii) a director of another entity, one of whose executive officers served on the Nominating, Governance and Compensation Committee of the Company; or (iii) a member of the Nominating, Governance and Compensation Committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2012 to each of our directors other than Mr. Cross, whose compensation is included in the Summary Compensation Table and discussed above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)		All Other Compensation ($)	Total ($)
Mortimer Berkowitz III(1)	—	—		—		—	—
John H. Foster(1)	—	—		—		—	—
Rohit M. Desai	21,500	44,400	(4)	23,050	(2)	—	88,950
Luke T. Faulstick	10,190	45,000	(5)	28,911	(3)	—	84,102
James R. Glynn	35,500	44,400	(4)	23,050	(2)	—	102,950
Siri S. Marshall	21,500	44,400	(4)	23,050	(2)	—	88,950
R. Ian Molson	50,667	44,400	(4)	23,050	(2)	—	118,117
Stephen E. O’Neil	24,500	44,400	(4)	23,050	(2)	—	91,950
Stephen H. Hochschuler, M.D.(6)	2,000	—		—		40,420	42,420

(1)	Mr. Foster and Mr. Berkowitz were not paid any compensation for their service as a director during 2012 nor did they have any stock awards or options outstanding as of December 31, 2012.

(2)	Represents the grant date fair value of the stock options to purchase the Black-Scholes value of $30,000 worth of shares of common stock awarded on July 25, 2012 to certain of our directors computed in accordance with FASB ASC Topic 718, which were the only stock options granted to these directors in the fiscal year ended December 31, 2012. The assumptions and methodologies used to calculate these amounts are discussed in Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Form 10-K. See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation” in the Form 10-K.

(3)	Represents the grant date fair value of the stock option to purchase the Black-Scholes value of $30,000 worth of shares of common stock awarded on November 7, 2012 to Mr. Faulstick computed in accordance with FASB ASC Topic 718, which was the only stock option granted to him in the fiscal year ended December 31, 2012. The assumptions and methodologies used to calculate this amount are discussed in Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Form 10-K. See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation” in the Form 10-K.

(4)	Represents the grant date fair value of the stock to purchase the value of $45,000 worth of shares of common stock awarded on July 7, 2012 to certain of our directors computed in accordance with FASB ASC Topic 718, which were the only stock awards granted to these directors in the fiscal year ended December 31, 2012. The assumptions and methodologies used to calculate these amounts are discussed in Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Form 10-K. See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation” in the Form 10-K.

(5)	Represents the grant date fair value of the stock to purchase the value of $45,000 worth of shares of common stock awarded on November 7, 2012 to Mr. Faulstick computed in accordance with FASB ASC Topic 718, which was the only stock award granted to this director in the fiscal year ended December 31, 2012. The assumptions and methodologies used to calculate this amount are discussed in Notes 2 and 9 in the Notes to Consolidated Financial Statements included in the Form 10-K. See also our discussion under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Use of Estimates—Stock-Based Compensation” in the Form 10-K.

(6)	Dr. Hochschuler resigned from our Board of Directors effective April 30, 2102. All other compensation consists of consulting fees paid to Dr. Hochschuler.

On April 20, 2011, the Board approved the following compensation program for our independent directors in which (i) upon election to the Board, each independent director shall be granted nonqualified options to purchase 25,000 shares of our common stock; (ii) on the first business day following the annual meeting each year, each independent director that has served on the Board for at least six months prior to such date shall be granted nonqualified options to purchase 25,000 shares of our common stock; (iii) upon election to the Board, each independent director shall receive a cash payment of $10,000; (iv) each independent director shall receive a cash payment of $2,000 per meeting for attendance in person at Board meetings (and committee meetings); (v) each independent director shall receive a cash payment of $1,000 per meeting for attendance at telephonic Board meetings (and committee meetings); and (vi) each independent director shall receive an annual $10,000 cash payment for serving as Chairman of a Board committee (provided that such person was in attendance as Chairman for at least two-thirds of the meetings of such committee). The nonqualified options vest over a three-year period, and become vested immediately upon a change in control or a sale of substantially all of our assets. Each of our directors is reimbursed for expenses incurred in connection with attendance at the meetings of our Board and committees of the Board.

In July 2012, the Board approved the following annual compensation program for our independent directors: (i) an annual grant of nonqualified options equivalent in value to $30,000 on the date of grant with three-year vesting; (ii) an annual grant of shares of restricted stock equivalent in value to $45,000 on the date of grant with one-year vesting; (iii) an annual cash retainer of $25,000, which is paid quarterly; (iv) each independent director that serves as a Chairman of a Board of a Committee shall receive an annual payment of $20,000, paid quarterly; and (v) each independent director that serves as a member of a Board committee shall receive an annual payment of $8,000, paid quarterly.

In connection with such compensation program: (i) in July 2012, each of Messrs. Desai, Glynn, Molson, O’Neil and Ms. Marshall received a grant of 21,170 nonqualified stock options and 26,272 shares of restricted stock; and (ii) in November 2012, Mr. Faulstick received a grant of 28,220 nonqualified stock options and 27,273 shares of restricted stock.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2012:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	4,920,371	(2)	$2.51	530,823
Equity compensation plans not approved by security holders	—		—	—

Total	4,920,371	(2)	$2.51	530,823

(1)	This plan consists of our Amended and Restated 2005 Employee, Director and Consultant Stock Plan.

(2)	Excludes 876,952 shares of restricted stock awards issued and unvested as of December 31, 2012.

NOMINATING, GOVERNANCE AND COMPENSATION COMMITTEE REPORT

The Nominating, Governance and Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the Nominating, Governance and Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE NOMINATING, GOVERNANCE AND COMPENSATION COMMITTEE

R. Ian Molson (Chairman)

Stephen E. O’Neil

Rohit M. Desai

REPORT OF AUDIT COMMITTEE FOR THE YEAR ENDED DECEMBER 31, 2012

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of the rules promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in its charter adopted by the Board, which is available on our website at www.alphatecspine.com. This committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2012, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2012 with management and Ernst & Young LLP, our independent registered public accounting firm;

•

Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP communications with the Audit Committee and the Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

MEMBERS OF THE AUDIT COMMITTEE:

James R. Glynn (Chairman)

Siri S. Marshall

R. Ian Molson

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis, except that one initial report of ownership was filed late by Mr. Faulstick and 13 reports, in the aggregate, of a change in beneficial ownership were filed late by each of the following: Messrs. or Ms. (as the case may be) Cross (with three reports regarding three transactions); O’Neill (with two reports regarding two transactions), Garner, Ryan, O’Neil, Molson; Desai, Glynn, Marshall, and Faulstick (each with one report regarding one transaction).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with our Officers, Directors and Principal Stockholders

For the year ended December 31, 2012, we incurred costs of $0.1 million related to reimbursement of travel and administrative expenses to Foster Management Company and HealthpointCapital, LLC, including for the reimbursement of Foster Management Company’s airplane. Foster Management Company is an entity owned by John H. Foster, a member of our Board. Based upon a competitive analysis of comparable leased aircraft, our Board determined that the hourly reimbursement rate is at or below market rates for the charter of similar aircraft.

In 2005, we and Alphatec Spine entered into an agreement with Dr. Stephen H. Hochschuler, who became one of our directors in October 2006, pursuant to which Dr. Hochschuler agreed to serve as the Chairman of our Scientific Advisory Board. Pursuant to the agreement we pay Dr. Hochschuler for attending Scientific Advisory Board meetings and he received equity compensation in connection with the agreement. In October 2006, we and Alphatec Spine entered into a Consulting Agreement with Dr. Hochschuler. Pursuant to the terms of the agreement, we agreed to appoint Dr. Hochschuler to our and Alphatec Spine’s Board of Directors until the next annual meeting of each of its stockholders or until his successor is duly appointed and qualified. Pursuant to the agreement, Dr. Hochschuler is required to provide advisory services to us related to the spinal implant industry and our research and development strategies. The agreement had an initial term of three years, and in October 2009 it automatically renewed for an additional year. In October 2011 the agreement was amended to remove the automatic renewal provision and to reduce the amount of the consulting fees. In return for such consulting services, we paid Dr. Hochschuler cash and equity compensation in 2012. In 2012, we issued Dr. Hochschuler an option to purchase 25,000 shares of our common stock, and we paid an aggregate of $0.2 million to Dr. Hochschuler pursuant to the consulting agreement. The options vest in three tranches over three years.

We have entered into indemnification agreements with all of our directors. The indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law and to advance expenses incurred by them in connection with any proceeding against them with respect to which they may be entitled to indemnification by us. In addition, each of Scient’x and Surgiview has agreed to indemnify its officers and directors in connection with activities undertaken by such individuals on behalf of their respective companies. For the year ended December 31, 2012, the Company paid approximately $0.5 million in connection with the indemnification obligations of Scient’x and Surgiview, all of which was related to the New York Orthotec matter.

Related Party Transaction Policies

Our officers, directors and affiliates are required to obtain Audit Committee approval in advance for any proposed related party transaction. In addition, our code of conduct requires that each director, officer and employee must do everything he or she reasonably can to avoid conflicts of interest or the appearance of conflicts of interest. The code of conduct states that a conflict of interest exists when an individual’s private interest interferes in any way with our interests and sets forth a list of broad categories of the types of transactions that must be reported to our compliance officer. Under the code of conduct, we reserve the right to determine when an actual or potential conflict of interest exists and then to take any action we deem appropriate to prevent the conflict of interest from occurring.

Director Independence

Our Board has determined that the following members of the Board qualify as independent directors under the current independence standards promulgated by the Securities and Exchange Commission and The NASDAQ Stock Market: R. Ian Molson, Stephen E. O’Neil, James R. Glynn, Rohit M. Desai, Siri S. Marshall and Luke T. Faulstick.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

ELECTION OF DIRECTORS

(Notice Item 1)

On April 25, 2013, the Board of Directors nominated Leslie H. Cross, Mortimer Berkowitz III, John H. Foster, R. Ian Molson, Stephen E. O’Neil, James R. Glynn, Rohit M. Desai, Siri S. Marshall, and Luke T. Faulstick for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors for a term of one year until the 2014 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Leslie H. Cross, Mortimer Berkowitz III, John H. Foster, R. Ian Molson, Stephen E. O’Neil, James R. Glynn, Rohit M. Desai, Siri S. Marshall and Luke T. Faulstick. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF LESLIE H. CROSS, MORTIMER BERKOWITZ III, JOHN H. FOSTER, R. IAN MOLSON, STEPHEN E. O’NEIL, JAMES R. GLYNN, ROHIT M. DESAI, SIRI S. MARSHALL AND LUKE T. FAULSTICK AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2005 EMPLOYEE,

OFFICER, DIRECTOR AND CONSULTANT STOCK PLAN

(Notice Item 2)

Proposed Amendment

On February 26, 2013, the Board adopted an amendment to the Amended and Restated 2005 Employee, Officer, Director and Consultant Stock Plan, or the Plan, which is subject to the approval of the shareholders. The Board has approved and recommends the shareholders approve an amendment to the Plan that will increase the aggregate number of shares of common stock authorized for issuance under the Plan by 4,200,000 shares. The Plan, as amended including the proposed amendment for the shareholders to approve, is attached as Appendix B. Our equity compensation program is a critical part of our compensation policy to attract, motivate and retain talented employees, align employee and stockholder interests, link employee compensation with company performance and maintain a culture based on employee stock ownership.

The Plan contains an evergreen provision which provides that the number of shares authorized under the Plan will be automatically increased each year beginning in fiscal year 2007, and ending on the second day of fiscal year 2015 by an amount equal to the lesser of (i) 1,600,000; (ii) 5% of the number of outstanding shares of common stock on such date; and (iii) an amount determined by the Board. Since initially adopted, there have been four increases in the number of shares originally approved for issuance under the Plan. In the aggregate, 3,600,000 shares have been added to the Plan, with such additions occurring on January 1st of each of 2010, 2011, 2012 and 2013. Prior to the proposed increase, a total of 10,000,000 shares have been authorized for issuance under the Plan.

Generally shares of common stock reserved for awards under the Plan that lapse or are canceled will be added back to the share reserve available for future awards. Our Plan provides that no participant may receive awards for more than 200,000 shares of common stock in any fiscal year.

As of April 15, 2013, only 294,826 shares remained authorized for issuance under the Plan. Assuming the current usage rate and stock price levels, we expect these remaining shares will be granted over the next nine months. If the increase in the number of shares authorized for issuance under the Plan is not approved, we would have no further ability to make equity-based grants pursuant to the Plan subsequent to having made grants for the remaining 294,826 shares. The Board believes that without a continued ability to make grants of equity-based awards pursuant to the Plan, we would suffer a severe competitive disadvantage in the recruitment, retention and motivation of our employees.

This amendment is being submitted to you for approval at the Annual Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code and (ii) as required by the listing rules of The NASDAQ Stock Market and (iii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code.

The Board recommends a vote for approval of the amendment to the Plan. The following is a summary of the material features of the Plan. The complete text of the Plan, giving effect to the proposed amendment, is attached as Appendix B.

General Description of the Plan, as amended

The purpose of the Plan is to provide equity ownership and compensation opportunities in us to our and our subsidiaries employees, officers, directors and consultants, As of April 15, 2013, there were approximately 480 employees who are eligible to be participants in the Plan.

The Plan is administered by the Nominating, Governance and Compensation Committee, or the Committee. The Committee has the authority to grant awards, to adopt, amend and repeal rules relating to the Plan, to interpret and correct the provisions of the Plan and any award, and subject to the limitations of the Plan, to modify and amend any award. The Plan also provides that the authority to grant awards to employees may be delegated to one or more of our executive officers, with certain limitations.

Awards under the Plan may take the form of incentive stock options, non-qualified stock options and restricted and unrestricted stock awards,

Awards may be granted subject to time-based vesting schedules and/or performance-based vesting measured by performance criteria specified in an award.

Terms of Awards. The Committee shall determine the terms and conditions of each award, including the number of shares subject to such award or a formula for making this determination; the exercise or purchase price, as applicable, of such award (subject to limitations discussed subsequently) and the means of payment for shares; the vesting schedule; the performance criteria, if any, that determine the number of shares or options granted, issued, retainable and/or vested; other terms and conditions of the awards, issuance and/or forfeiture of the awards; and such further terms and conditions as may be determined by the Committee.

Stock Options. Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Each option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, by delivery of a properly signed written notice of exercise to us at our principal office address or to such agent as we shall designate. The Committee has the right to accelerate the date of exercise of any installment of any option at any time, despite the fact that such acceleration may disqualify all or part of any option as an incentive stock option. Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock. Restricted stock is common stock that is subject to a risk of forfeiture or other restrictions that will lapse upon satisfaction of specified conditions. Subject to any restrictions applicable to the award, a participant holding restricted stock, whether vested or unvested, will be entitled to enjoy all rights of a shareholder with respect to such restricted stock, including the right to receive dividends and to vote the shares.

Adjustment. In the event of any stock split, stock dividend, or other similar change in capitalization or event, the following shall be equitably adjusted:

•	the number and class of securities available for awards under the Plan and the per-participant share limit;

•	the number and class of securities, vesting schedule and exercise price per share subject to each outstanding award; and

•	the repurchase price per security subject to repurchase.

Transferability. Except as the Committee may otherwise determine or provide in an award, awards may be transferred only by will or by the laws of descent and distribution except that an incentive stock option transferred other than by will or the laws of descent and distribution shall no longer qualify as an incentive stock option.

Treatment upon Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors, may, in its sole discretion, take any one or more of the following actions pursuant to our Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•

in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•

provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Amendment of Awards. The Committee may, without shareholder approval, amend, modify or terminate any outstanding award, except that the Committee may not materially and adversely change the terms of a participant’s award without the participant’s consent.

Termination of Plan; Amendments. Awards may be granted under the Plan at any time on or prior to April 6, 2016, but awards granted before that date may be exercised thereafter. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that certain amendments to the Plan will not be effective unless approved by our shareholders. If any stock-based Award expires, or is forfeited, in whole or in part, the unissued shares covered by such award shall again be available for the grant of awards under the Plan.

United States Federal Income Tax Consequences

Incentive Stock Options. The following general rules are applicable under current United States federal income tax law to incentive stock options, or ISO’s, granted under the Plan.

1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal tax deduction is allowed for us upon either grant or exercise of an ISO. However, the difference between the fair market value of the shares on the date of exercise and the exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee.

2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted and (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise, collectively the Holding Periods, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee.

3. If shares acquired upon exercise of an ISO are disposed of before the Holding Periods are met, a Disqualifying Disposition, then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

4. In any year that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, we generally should be entitled to a corresponding deduction for federal income tax purposes.

5. Any excess of the amount realized by the optionee as the result of a Disqualifying Disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain to the optionee.

6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee’s holding period for the shares exceeds one year.

Nonstatutory Stock Options. The following general rules are applicable under current United States federal income tax law to options that do not qualify as ISOs, or Nonstatutory Stock Options, granted under the Plan:

1. The optionee generally does not realize any taxable income upon the grant of a Nonstatutory Stock Option, and we are not allowed a federal income tax deduction by reason of such grant.

2. The optionee generally will recognize ordinary income at the time of exercise of a Nonstatutory Stock Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

3. When the optionee sells the shares acquired pursuant to a Nonstatutory Stock Option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee’s holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

4. We generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

Awards and Purchases. The following general rules are applicable under current federal income tax law to awards of restricted and unrestricted stock.

1. Persons receiving common stock pursuant to a restricted stock award, generally will recognize ordinary income at the time of vesting, purchase or settlement, as applicable, in an amount equal to the fair market value of the shares received, reduced by the purchase price paid, if any. The person may elect to be taxed at the time of receipt of shares rather than upon vesting, but if the shares are subsequently forfeited, the person would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he or she previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares.

2. With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received.

3. We generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes ordinary income. When such common stock is sold, the seller generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s tax basis in the common stock (generally, the amount that the seller paid for such stock plus the amount taxed to the Seller as ordinary income).

Other Tax Considerations

A participant who receives accelerated vesting, exercise or payment of awards contingent upon or in connection with a change of control of us may be deemed to have received an “excess parachute payment” under Section 280G of the Code. In such event, the participant may be subject to a 20% excise tax and we may be denied a tax deduction for such payments.

It is our intention that awards will comply with Section 409A of the Code regarding nonqualified deferred compensation arrangements or will satisfy the conditions of applicable exemptions. However, if an Award is subject to and fails to comply with the requirements of Section 409A, the participant may recognize ordinary income on the amounts deferred under the award, to the extent vested, prior to the time when the compensation is received. In addition, Section 409A imposes a 20% penalty tax, as well as interest, on the participant with respect to such amounts.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE AMENDED AND RESTATED 2005 EMPLOYEE, OFFICER, DIRECTOR AND CONSULTANT STOCK PLAN TO INCREASE BY 4,200,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED UNDER THE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF AN AMENDMENT TO THE 2007 EMPLOYEE STOCK PURCHASE PLAN

(Notice Item 3)

Proposed Amendment

On February 26, 2013, the Board adopted an amendment to the 2007 Employee Stock Purchase Plan, or the ESPP, which is subject to the approval of the shareholders. The Board has approved and recommends the shareholders approve an amendment to the ESPP that will increase the aggregate number of shares of common stock authorized for issuance under the ESPP by 1,000,000 shares. The ESPP, as amended including the proposed amendment for the shareholders to approve, is attached as Appendix C.

Our equity compensation program is a critical part of our compensation policy to attract, motivate and retain talented employees, align employee and stockholder interests, link employee compensation with company performance and maintain a culture based on employee stock ownership. The ESPP encourages broad employee stock ownership in us. The ESPP is governed by Section 423 of the Code. The proposed amendment is essential to permit us to continue the pursuit of these objectives.

The ESPP contains an evergreen provision which provides that the number of shares authorized under the ESPP will be automatically increased each year commencing on January 1, 2009, and on each January 1 thereafter during the term of the ESPP, by that number of shares of common stock equal to the least of (a) 1% of the Company’s outstanding shares on such date, (b) 700,000 shares, or (c) a lesser amount determined by the Compensation Committee of the Board. Accordingly, the number of shares which shall be available for sale under the ESPP shall be subject to increase under the preceding sentence only on January 1, 2009 and on each subsequent January 1 through and including January 1, 2017. However, the number of shares of stock that may be issued under the ESPP shall not exceed an aggregate of 6,650,000 shares. Since initially adopted, there have been no increases in the number of shares originally approved for issuance under the ESPP.

Under the ESPP, eligible employees may purchase shares of common stock through regular payroll deductions of up to 20% of their compensation, to a maximum of shares with a fair market value of $25,000 per calendar year. Under the ESPP, starting with the May 2013 purchase period, the price paid for the common stock shall be equal to 85% of the lower of the fair market value of our common stock on the first business day and the last business day of each six-month purchase period within each year. Prior to May 2013, the price paid was equal to 85% of the stock price on the last business day of the purchase period.

We expect that the 1,000,000 share increase would provide sufficient shares, at share price levels as of April 25, 2013, for approximately 18 months. This estimate would be impacted by a significant decrease in participation such as through an employee reduction or divestiture or a significant increase in participation such as through an acquisition or an increase in the Company’s hiring. This estimate also is impacted by our share price which determines the number of shares purchased by employees under the ESPP.

The Board recommends a vote for approval of the amendment of the ESPP. The following is a summary of the material features of the ESPP. The complete text of the ESPP, giving effect to the proposed amendment, is attached as Appendix C.

Description of the ESPP, as amended

The ESPP is intended to encourage stock ownership by all eligible employees so that they may share in our growth by acquiring or increasing their ownership interest in us. The ESPP is designed to encourage eligible employees to remain employed by us. Under the ESPP, payroll deductions are used to purchase common stock for eligible, participating employees. All full-time employees and certain part-time employees will be eligible to participate in the ESPP. For part-time employees to be eligible, they must have customary employment of more than five months in any calendar year and more than 20 hours per week. Employees who, after exercising their rights to purchase shares under the ESPP, would own shares representing 5% or more of the voting power of the Company’s common stock, are also ineligible to participate. As of April 15, 2013, approximately 365 employees were eligible and 28% of eligible employees participated in the ESPP.

The ESPP is an “employee stock purchase plan” within the meaning of Section 423(b) of Code. It is administered by the Nominating, Governance and Compensation Committee of the Board, or the Committee. The Committee has the power to interpret the ESPP, determine all questions or issues that might arise under the ESPP, and to adopt and amend rules and regulations for administration of the ESPP, as the Committee may deem appropriate. The Committee or the Board may from time to time adopt amendments to the ESPP. However, the approval of the shareholders is required for certain amendments.

The ESPP may be terminated at any time by the Board; however, such termination will not affect options then outstanding under the ESPP. If, at any time, shares of our common stock reserved for issuance under the ESPP remain available for purchase, but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock.

Participants are generally protected against dilution in the event of certain capital changes such as a recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction.

An employee electing to participate in the ESPP must authorize an amount (not more than 20% of the employee’s cash compensation) to be deducted from the employee’s pay and applied toward the purchase of common stock under the ESPP. For the duration of the ESPP, the payment period is two six-month periods commencing on May 16th and ending on November 15th, and commencing on November 16th and ending on May 15th, of each calendar year.

Our eligible employees (and employees of our eligible participating subsidiaries) may participate in the ESPP and may join the ESPP on the first business day of a payment period and those employees who become eligible to participate after the first business day of a business period may join on the first business day of the next succeeding payment period. Non-employee directors cannot participate in the ESPP.

No employee may purchase shares of common stock under the ESPP which exceeds $25,000 of fair market value of such stock (determined on the respective date(s) of grant) for each calendar year. Any excess accumulation of payroll deductions will be promptly refunded to the employee without interest.

We will accumulate and hold for the employee’s account the amounts deducted from the employee’s pay. No interest will be paid on these amounts. An employee may participate in the ESPP by delivering an authorization stating the initial percentage to be deducted from the employee’s pay and authorizing the purchase of shares of common stock for the employee in each payment period in accordance with the terms of the ESPP.

Unless an employee files a new authorization or withdraws from the ESPP, the deductions and purchases under the authorization the employee has on file under the ESPP will continue from the initial payment period to succeeding payment periods as long as the ESPP remains in effect. Deductions may not be increased during a payment period. Deductions may be decreased during a payment period.

An employee may withdraw from the ESPP, in whole but not in part, at any time prior to the last business day of each payment period by delivering a withdrawal notice to us, in which event we will refund the entire balance of the employee’s deductions not previously used to purchase stock under the ESPP.

An employee’s rights under the ESPP generally terminate upon his or her voluntary withdrawal from the ESPP at any time, or when he or she ceases employment because of retirement, resignation, discharge, death, change of status or any other reason.

An employee’s rights under the ESPP are the employee’s alone and may not be transferred to, assigned to, or availed of by, any other person.

The proceeds received by us from the sale of the common stock pursuant to the ESPP will be used for general corporate purposes.

The following general rules are currently applicable for United States federal income tax purposes upon the grant and exercise of options to purchase shares of common stock pursuant to the ESPP and in accordance with Section 423 of the Code:

1. The amounts deducted from an employee’s pay under the ESPP will be included in the employee’s compensation subject to federal income tax. In general, no additional income will be recognized by the employee either at the time options are granted pursuant to the ESPP or at the time the employee purchases shares pursuant to the ESPP.

2. If the employee disposes of shares of common stock more than two years after the first business day of the payment period in which the employee acquired the shares and more than one year from the date of purchase, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of disposition over the amount the employee paid for the shares, or (b) approximately 15% of the fair market value of the shares on the first business day of the payment period. In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee’s adjusted tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as compensation income). 3. If the employee disposes of shares of common stock within two years after the first business day of the payment period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the applicable payment period over the amount the employee paid for the shares. In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the employee’s adjusted tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed to the employee as compensation income). If the employee’s holding period for the shares is more than one year, such gain or loss will be long-term capital gain or loss.

4. If the two-year holding period is satisfied with respect to common stock issued under the ESPP, we will not be entitled to a tax deduction with respect to the issuance of shares of common stock under the ESPP. If the two-year holding period is not satisfied with respect to common stock issued under the ESPP, we generally will be entitled to a tax deduction equal to the amount of compensation income taxable to the employee upon disposition of such common stock.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE 2007 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE BY 1,000,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED UNDER THE PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 4)

The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2013. The Board of Directors proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2012. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2012 and December 31, 2011, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal Year 2012	Fiscal Year 2011
Audit fees(1)	$1,343,539	$1,292,631
Audit-related fees(2)	—	38,790
Tax fees(3)	85,000	15,000
All other fees	—	—

Total	$1,428,539	$1,346,421

(1)	Audit fees represent professional services provided in connection with the audit of our financial statements, review of our quarterly financial statements, and audit services in connection with other regulatory filings.

(2)	Audit-related fees consist of fees for services provided in the indicated year for assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not listed as “Audit Fees.” Tax fees in 2012 represent professional services provided in connection with an examination by the California State Board of Equalization. The 2011 audit related fees were for accounting consultation.

(3)	Tax fees in 2011 represent professional services provided in connection with Section 382 tax compliance and post-acquisition tax structuring activities in connection with our acquisition of Scient’x.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with Securities and Exchange Commission policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of our independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the review of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Advisory Vote on Approval of Executive Compensation as Disclosed in this Proxy Statement

(Notice Item 5)

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are seeking your advisory vote of the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the sections of this proxy statement titled “Compensation Discussion and Analysis” and “Executive Officer and Director Compensation.” You are being asked to vote on the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative to this proxy statement is hereby approved.

The compensation of our named executive officers is based on a design that ties a substantial percentage of an executive’s compensation to the attainment of financial and other performance measures that, the Board of Directors believes, promote the creation of long-term shareholder value and position the Company for long-term success. As described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, the mix of fixed and performance based compensation and the terms of long-term incentive awards as well as the terms of executives’ employment agreements, are all designed to enable the Company to attract and maintain top talent while, at the same time, creating a close relationship between performance and compensation. The Nominating, Governance and Compensation Committee and the Board of Directors believe that the design of the program, and hence the compensation awarded to named executive officers under the current program, fulfills this objective.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal at the Annual Meeting is required to approve the compensation of our named executive officers set forth in this proxy statement. Although the vote is non-binding, the Board of Directors and the Nominating, Governance and Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SET FORTH IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct that applies to all of our employees, including our Chairman and Chief Executive Officer, who is our principal executive officer, and Chief Financial Officer, who is our principal financial officer and principal accounting officer. The text of the code of conduct is posted on our website at www.alphatecspine.com under “Investor Relations—Corporate Governance,” and is available to stockholders without charge, upon request, in writing to the Secretary, Alphatec Holdings, Inc., at 5818 El Camino Real, Carlsbad, CA 92008. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market and the SEC, in which case we intend to post such amendments and waivers on our website at www.alphatecspine.com.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS

To be considered for inclusion in the proxy statement relating to our 2014 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 10, 2014, which is 120 days prior to the date that is one year from this year’s mailing date of May 10, 2013. To be considered for presentation at the 2014 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 24, 2014 and no later than March 26, 2013. Proposals that are not received in a timely manner will not be voted on at the 2014 Annual Meeting. If a proposal is timely received, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008.

Carlsbad, CA

April 29, 2013

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.alphatecspine.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Michael O’Neill, Chief Financial Officer, Vice President and Treasurer, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008.

APPENDIX A

ALPHATEC HOLDINGS, INC.

5818 EL CAMINO REAL

CARLSBAD, CA 92008

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 17, 2013

ALPHATEC HOLDINGS, INC.’S BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 29, 2013, in connection with the annual meeting to be held at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008 at 2:00 p.m., Pacific Time, on Thursday, June 17, 2013, and hereby appoints Ebun S. Garner, Esq. and Michael O’Neill (each with full power to act alone), as the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the common stock of Alphatec Holdings, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2013 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS SIGNED AND RETURNED WITHOUT SPECIFIC DIRECTION, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR, AND FOR PROPOSALS 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 and 5.

PROPOSAL 1	Election of the following nominees as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified, or until their earlier death, resignation or removal

Nominees: Leslie H. Cross, Mortimer Berkowitz III, John H. Foster, R. Ian Molson, Stephen E. O’Neil, James R. Glynn, Rohit M. Desai, Siri S. Marshall, and Luke T. Faulstick.

☐      FOR ALL NOMINEES

☐      WITHHELD FOR ALL NOMINEES

☐      FOR ALL NOMINEES, except vote withheld from the following nominee(s) (please list below):

PROPOSAL 2	Approval of an amendment to the Alphatec Holdings, Inc. Amended and Restated 2005 Employee, Director and Consultant Stock Plan to increase the number of shares authorized for issuance.

PROPOSAL 3	Approval of an amendment to the Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan to increase the number of shares authorized for issuance.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 4	Ratification of the selection of Ernst & Young, LLP, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 5	Approve, on any advisory basis, the compensation of named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Please mark votes as in this example ☒

A-1

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign below. You need not mark any boxes.

Please sign below. When signing as attorney or as an executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized official. If a partnership, please sign in partnership name by authorized person.

Date:
Signature

KINDLY SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF YOU ARE NOT PLANNING TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND AND WISH TO VOTE PERSONALLY, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED.

A-2

Appendix B

ALPHATEC HOLDINGS, INC.

AMENDED 2005 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK PLAN

(As Amended June     , 2013)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Alphatec Holdings, Inc. 2005 Employee, Director and Consultant Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Change of Control shall occur on the date that: (i) any one person, entity or group acquires ownership of capital stock of the Company that, together with the capital stock of the Company already held by such person, entity or group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of the Company; provided, however, if any one person, entity or group is considered to own more than 50% of the total fair market value or total voting power of the capital stock of the Company, the acquisition of additional capital stock by the same person, entity or group shall not be deemed to be a Change of Control; (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (iii) any one person, entity or group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person, entity or group) assets from the Company that have a total gross fair market value at least equal to 80% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, a transfer of assets by the Company shall not deemed to be a Change of Control if the assets are transferred to (A) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its capital stock in the Company, (B) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a person, entity or group that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding capital stock of the Company, or (D) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person, entity or group described in subparagraph (C) above. In all respects, the definition of “Change of Control” shall be interpreted to comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the provisions of Treasury Notice 2005-1, and any successor statute, regulation and guidance thereto.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s Common Stock, $.0001 par value per share.

Company means Alphatec Holdings, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(a) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the date that value is to be determined;

(b) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (a), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the date that value is to be determined; and

(c) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Alphatec Holdings, Inc. 2005 Employee, Director and Consultant Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Grant Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Stock Right means a right to Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option or a Stock Grant.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options and Stock Grants.

3.	SHARES SUBJECT TO THE PLAN.

(a)	The number of Shares which may be issued from time to time pursuant to this Plan shall be 14,200,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of the Plan. All Shares reserved under this Plan may be granted as ISOs, Non-Qualified Options or Stock Grants.

(b)	Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2007, and ending on the second day of fiscal year 2015, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 1,600,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan; (ii) 5% of the number of outstanding shares of Common Stock on such date; and (iii) an amount determined by the Board.

(c)	If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan.

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)	Interpret the provisions of the Plan or of any Option or Stock Grant and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)	Determine which Employees, directors and consultants shall be granted Stock Rights;

(c)	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 200,000 Shares be granted to any Participant in any fiscal year;

(d)	Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e)	Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

(f)	Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g)	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Options or Shares acquired upon exercise of Options.

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options and Stock Grants may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)	Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains;

(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

(A)	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

(B)	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(b)	ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) thereunder.

(ii)	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

(A)	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

(B)	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

(iii)	Term of Option: For Participants who own:

(A)	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

(B)	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in a Stock Grant Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Stock Grant Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)	Each Stock Grant Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b)	Each Stock Grant Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)	Each Stock Grant Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at market rate on the date of exercise and at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above, or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 26) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

9.	ACCEPTANCE OF STOCK GRANT AND ISSUE OF SHARES.

A Stock Grant (or any part or installment thereof) shall be accepted by executing the Stock Grant Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant is being accepted, and upon compliance with any other conditions set forth in the Stock Grant Agreement. Payment of the purchase price for the Shares as to which such Stock Grant is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock and having a Fair Market Value equal as of the date of acceptance of the Stock Grant to the purchase price of the Stock Grant, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above, or (e) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then reasonably promptly deliver the Shares as to which such Stock Grant was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the Stock Grant Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant or Stock Grant Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant was made, if the amendment is adverse to the Participant.

10.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

11.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (a) by will or by the laws of descent and distribution, or (b) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement or Stock Grant Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (a) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

12.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)	Except as provided in Subparagraph (c) below, or Paragraph 14 or 15, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)	The provisions of this Paragraph, and not the provisions of Paragraph 14 or 15, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)	A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

(f)	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

(a)	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

(b)	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

(c)	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

(d)	Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(a)	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(b)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(a)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(b)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

16.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 16 and Paragraph 17 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 16 and Paragraph 17 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

17.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination “for cause,” Disability, or death for which events there are special rules in Paragraphs 18, 19, and 20, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause”:

(a)	All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

(b)	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

(c)	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

(d)	Any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

20.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

21.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a)	The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

22.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

23.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Option Agreement or Stock Grant Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of

Common Stock deliverable upon the exercise or acceptance of such Stock Right may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising or accepting a Stock Right after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance the number of replacement securities which would have been received if such Stock Right had been exercised or accepted prior to such recapitalization or reorganization.

(d) Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

24.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

25.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 28) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

28.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

29.	TERMINATION OF THE PLAN.

The Plan will terminate on April 6, 2016. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

30.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

31.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

FIRST AMENDMENT TO THE

ALPHATEC HOLDINGS, INC. 2005 AMENDED AND RESTATED EMPLOYEE,

DIRECTOR AND CONSULTANT STOCK OPTION PLAN

This First Amendment to the Alphatec Holdings, Inc. 2005 Amended and Restated Employee, Director and Consultant Stock Option Plan (the “First Amendment”) is made effective as of the 1st day of January, 2008 by Alphatec Holdings, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company has adopted the 2005 Amended and Restated Employee, Director and Consultant Stock Option Plan (the “Plan”); and

WHEREAS, Section 30 of the Plan authorizes the Board of Directors of the Company to amend the Plan without stockholder approval; and

WHEREAS, the Board of Directors of the Company now desires to amend the Plan to redefine the term “Fair Market Value” of a Share of Common Stock.

NOW, THEREFORE, the Board of Directors of the Company hereby amends the Plan as follows:

1. Amendment of Definition. The definition of “Fair Market Value” of a Share of Common Stock, which is located in Section 1 of the Plan is hereby deleted in its entirety and replaced with the following:

“Fair Market Value of a Share of Common Stock means:

(a) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for date that value is to be determined;

(b) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (a), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the date that value is to be determined; and

(c) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

2. Miscellaneous. Except as specifically amended hereby, the Plan shall continue to remain in full force and effect as before this First Amendment, and this First Amendment shall be effective with respect to any issuances made under the Plan following the effective date of this First Amendment.

[Certification Follows]

I, Ebun S. Garner, Esq., as the General Counsel, Vice President and Secretary hereby certify that this Amendment was approved by the Company’s Board of Directors on December 13, 2007.

/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq.
General Counsel, Vice President and Secretary

Appendix C

ALPHATEC HOLDINGS, INC.

AMENDED 2007 EMPLOYEE STOCK PURCHASE PLAN

(As amended June     , 2013)

ARTICLE I

PURPOSE

The purposes of this Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan (the “Plan”) are to assist Eligible Employees of Alphatec Holdings, Inc., a Delaware corporation (the “Company”) and its Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Article 3.

2.2 “Board” shall mean the Board of Directors of the Company.

2.3 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

2.4 “Committee” means the committee of the Board described in Article 3.

2.5 “Company” shall mean Alphatec Holdings, Inc., a Delaware corporation.

2.6 “Compensation” of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including sales commissions but excluding overtime payments, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments.

2.7 “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 3.3(ii).

2.8 “Eligible Employee” shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty hours per week; and (iii) whose customary employment is for more than five months in any calendar year; provided, however, that the Administrator may provide in an Offering Document that (x) Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code, and/or (y) Employees who have not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), shall not be eligible to participate in an Offering Period. For purposes of clause (i) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2).

2.9 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary.

2.10 “Enrollment Date” shall mean the first day of each Offering Period.

2.11 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.12 “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any given date shall be (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading day immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales price are reported.

2.13 “Offering Document” shall have the meaning given to such term in Section 5.1.

2.14 “Offering Period” shall mean each Offering Period designated by the Administrator in the applicable Offering Document pursuant to Section 5.1.

2.15 “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.16 “Participant” means any Eligible Employee who has executed a participation agreement and been granted rights to purchase Stock pursuant to the Plan.

2.17 “Plan” shall mean this Alphatec Holdings, Inc. 2007 Employee Stock Purchase Plan, as it may be amended from time to time.

2.18 “Purchase Date” shall mean the last Trading Day of each Offering Period.

2.19 “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the lesser of the Fair Market Value of a share of Stock on the first Trading Day of the Offering Period and the Fair Market Value of a share of Stock on the last Trading Day of the Offering Period); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the lesser of the Fair Market Value of a share of Stock on the first Trading Day of the Offering Period and the Fair Market Value of a share of Stock on the last Trading Day of the Offering Period); provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article 9; provided, further, that the Purchase Price shall not be less than the par value of a share of Stock.

2.20 “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

2.21 “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 9.

2.22 “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.23 “Trading Day” shall mean any day on which the Stock is actually traded.

ARTICLE III

ADMINISTRATION

3.1 Administrator. The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”), which Committee shall consist solely of two or more members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act and which Committee is otherwise constituted to comply with applicable law. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

3.2 Action by the Administrator. A majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and, subject to applicable law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

3.3 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in Article 10.

(v) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

3.4 Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any participation agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to Article 9, the aggregate number of shares of Stock which may be issued pursuant to rights granted under the Plan shall be 1,350,000 shares. In addition to the foregoing, subject to Article 9, commencing on January 1, 2009, and on each January 1 thereafter during the term of the Plan, the number of shares of Stock which shall be made available for sale under the Plan shall be increased by that number of shares of Stock equal to the least of (a) 1% of the Company’s outstanding shares on such date, (b) 700,000 shares, or (c) a lesser amount determined by the Compensation Committee of the Board. Accordingly, the number of shares of Stock which shall be available for sale under the Plan shall be subject to increase under the preceding sentence only on January 1, 2009 and on each subsequent January 1 through and including January 1, 2017. If any right granted under the Plan shall for any reason terminate without having been exercised, the Stock not purchased under such right shall again become available for the Plan. Notwithstanding anything in this Section 4.1 to the contrary, the number of shares of Stock that may be issued or transferred pursuant to rights granted under the Plan shall not exceed an aggregate of 6,650,000 shares, subject to Article 9.

4.2 Stock Distributed. Any Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

ARTICLE V

OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

5.1 Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Stock of the Company under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator commencing on such dates (each, an “Enrollment Date”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The Administrator shall establish in each Offering Document one or more dates during an Offering Period (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Stock carried out during such Offering Period in accordance with such Offering Document and the Plan. The provisions of separate Offering Periods under the Plan need not be identical.

5.2 Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

(i) the length of the Offering Period, which period shall not exceed twenty-seven months;

(ii) the Enrollment Date for such Offering Period;

(iii) the Purchase Date(s) during such Offering Period;

(iv) the maximum number of shares that may be purchased by any Eligible Employee during such Offering Period;

(v) in connection with each Offering Period that contains more than one Purchase Date, the maximum aggregate number of shares which may be purchased by any Eligible Employee on any given Purchase Date during the Offering Period; and

(vi) such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE VI

PARTICIPATION

6.1 Eligibility. Any Eligible Employee who shall be employed on a full-time basis (at least 20 hours per week) by the Company or a Designated Subsidiary for on the day prior to the applicable Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article 6 and the limitations imposed by Section 423(b) of the Code.

6.2 Enrollment in Plan. Except as otherwise set forth in an Offering Document, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a participation agreement to the Company prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document), in such form as the Administrator provides. Each such agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the

Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. An Eligible Employee may designate any whole percentage of Compensation which is not less than 1% and not more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 20% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company. A Participant may reduce, but not increase, the percentage of Compensation designated in his or her participation agreement, subject to the limits of this Section 6.2, or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document. Any such reduction or suspension of payroll deductions shall be effective with the first full payroll period following five business days after the Company’s receipt of the new participation agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). A Participant may increase the percentage of Compensation designated in his or her participation agreement, subject to the limits of this Section 6.2, only with respect to subsequent Offering Periods. In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article 8. Except as otherwise set forth in an Offering Document, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

6.3 Payroll Deductions. Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article 8.

6.4 Effect of Enrollment. A Participant’s completion of a participation agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new participation agreement, withdraws from participation under the Plan as provided in Article 8 or otherwise becomes ineligible to participate in the Plan.

6.5 Limitation on Purchase of Stock. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

6.6 Decrease of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6.5, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period.

ARTICLE VII

GRANT AND EXERCISE OF RIGHTS

7.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of shares of Stock specified under Section 5.2(iv) and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of shares of the Company’s Stock as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price. The right shall expire on the last day of the Offering Period.

7.2 Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole shares of Stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each Participant’s account after the purchase of shares on each Purchase Date shall be distributed in full to the Participant after such Purchase Date.

7.3 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of shares of Stock with respect to which rights are to be exercised may exceed (i) the number of shares of Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Stock available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Stock are to be exercised pursuant to this Article 7 on such Purchase Date, and shall either (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to Article 10. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant which has not been applied to the purchase of shares of stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

7.4 Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the right or the disposition of the Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Stock by the Participant.

7.5 Conditions to Issuance of Stock. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(e) The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

7.6 Escrow. Until such time as the Company shall have received shareholder approval of the Plan in order to comply with Section 423 of the Code, any shares of Stock that have been purchased pursuant to the Plan shall be held in escrow by the Company. Promptly following stockholder approval, the Company shall release from escrow and deliver to each Participant all shares of Stock held in escrow pursuant to this

Section 7.6. Any securities distributed in respect of the shares of Stock held in escrow, including, without limitation, shares issued as a result of stock splits, stock dividends or other recapitalizations, shall also be held in escrow in the same manner. If shareholder approval has not been obtained on or before September 11, 2008, the Company shall rescind all purchases of Stock pursuant to this Plan by cancelling such stock certificates and delivering to each Participant the purchase price paid for such shares.

ARTICLE VIII

WITHDRAWAL; TERMINATION OF EMPLOYMENT OR ELIGIBILITY

8.1 Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator. All of the Participant’s payroll deductions credited to his or her account during the Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers to the Company a new participation agreement.

8.2 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

8.3 Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article 8 and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under 12.4, as soon as reasonably practicable and such Participant’s rights for the Offering Period shall be automatically terminated.

ARTICLE IX

ADJUSTMENTS UPON CHANGES IN STOCK

9.1 Changes in Capitalization. Subject to Section 9.3, in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator shall make such proportionate adjustments, if any, as the Administrator deems appropriate to reflect such change with respect to (i) the aggregate number and type of shares of Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 4.1 and the limitations established in each Offering Document pursuant to Section 5.2 on the maximum number of shares of Stock that may be purchased); (ii) the class(es) and number of shares and price per share of Stock subject to outstanding rights; and (iii) the Purchase Price with respect to any outstanding rights.

9.2 Other Adjustments. Subject to Section 9.3, in the event of any transaction or event described in Section 9.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:

(a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b) To provide that the outstanding rights under the Plan be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(c) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights which may be granted in the future;

(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) terminated; and

(e) To provide that all outstanding rights shall terminate without being exercised.

9.3 No Adjustment Under Certain Circumstances. No adjustment or action described in this Article 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

9.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE X

AMENDMENT, MODIFICATION AND TERMINATION

10.1 Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the Plan to: (a) change the aggregate number of shares that may be sold pursuant to rights under the Plan under Section 4.1 (other than any adjustment as provided by Article 9); (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (c) change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

10.2 Rights Previously Granted. Except as provided in Article 9 or this Article 10, no termination, amendment or modification may make any change in any right theretofore granted which adversely affects the rights of any Participant without the consent of such Participant, provided that an Offering Period may be terminated, amended or modified by the Administrator if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders.

10.3 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

ARTICLE XI

TERM OF PLAN

The Plan shall be effective on November 7, 2007 (the “Effective Date”). The Plan shall be in effect until the tenth anniversary of the Effective Date, unless sooner terminated under Article 10. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

ARTICLE XII

MISCELLANEOUS

12.1 Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.2 Rights as a Stockholder. With respect to shares of Stock subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

12.3 Interest. No interest shall accrue on the payroll deductions or lump sum contributions of a Participant under the Plan.

12.4 Designation of Beneficiary.

(a) A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.5 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.6 Equal Rights and Privileges. All Eligible Employees of the Company or any Designated Subsidiary will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

12.7 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.8 Reports. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

12.9 No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or to affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.10 Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of stock purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one year after the Purchase Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

12.11 Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

[End of Document]

OFFERING DOCUMENT

ALPHATEC HOLDINGS, INC.

EMPLOYEE STOCK PURCHASE PLAN

This document (this “Offering Document”) is hereby adopted by the Compensation Committee of the Board of Directors of Alphatec Holdings, Inc., a Delaware corporation (the “Company”), in its capacity as Administrator of the Alphatec Holdings, Inc. Employee Stock Purchase Plan (the “Plan”). This Offering Document is adopted pursuant to Article 5 of the Plan and is hereby incorporated by reference into and made a part of the Plan. A copy of this Offering Document shall be attached to the Plan. Defined terms used herein without definition shall have the meanings specified in the Plan, except as otherwise provided herein.

This Offering Document shall apply with respect to Offering Periods under the Plan until this Offering Document is terminated, amended or modified by the Administrator or a new Offering Document is adopted by the Administrator.

Length of Offering Periods:	Six months.

The initial Offering Period under the Plan shall commence on November 30, 2007.

Number of Purchases during

each Offering Period:	One.

Offering Periods shall mean:	Each six month period (1) commencing on any November 16 and ending on the subsequent May 15 and (2) commencing on any May 16 and ending on the subsequent November 15. The initial Offering Period shall commence on November 30, 2007 and shall end on May 15, 2008.

Enrollment Date shall mean:	Each of November 16 and May 16 and in the case of the first Offering Period, November 30, 2007.

Purchase Dates will Occur on:	The last “Trading Day” in each Offering Period (which dates are expected to be May 15 and November 15, unless such dates are not “Trading Days”).

Maximum number of shares of Stock that may be purchased by any Eligible Employee During any Offering Period:	$25,000 of fair market value of Stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time, as set forth in Section 6.5 of the Plan.

Purchase Price:

On each Purchase Date, the purchase price for a share of common stock will be 85% of the lesser of the Fair Market Value per share of the Stock on the first “Trading Day” of the Offering Period and the Fair

Market Value of a share of Stock on the last “Trading Day” of the Offering Period.

Contributions:	A Participant may elect to have not less than 1% and up to 20% of his or her Compensation deducted on each payday on an after-tax basis for use in purchasing Stock pursuant to the Plan.

Increases/Decreases in Contribution Rates:	Participants may not increase their rate of contributions prior to the Purchase Date, but Participants may decrease their rate of contributions prior to the Purchase Date. In addition, Participants may decrease to 0% their rate of contributions at any time during each Offering Period.

Eligible Employees:	An Employee must serve as an employee of the Company or a Designated Subsidiary immediately prior to the applicable Enrollment Date in order to be eligible to participate in an Offering Period and otherwise meet the definition of Eligible Employee set forth in Section 2.8 of the Plan.